As filed with the Securities and Exchange Commission on September 12, 2003
================================================================================

1940 Act File No. 811-_____

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] AMENDMENT NO. __


                               USA REIT FUND, LLC
  Exact Name of Registrant as Specified in Limited Liability Company Agreement

                                   SUITE 2930
                              BAY WELLINGTON TOWER
                                    BCE PLACE
                                     BOX 793
                                 181 BAY STREET
                        TORONTO, ONTARIO, CANADA M5J 2T3
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (416) 642-6000
               Registrant's Telephone Number, including Area Code

                                MAUREEN A. MILLER
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:


             ANDREW W. AZIZ                         D. SHAWN McREYNOLDS                      GERALD D. SHEPHERD
      OSLER, HOSKIN & HARCOURT, LLP               DAVIES WARD PHILLIPS &                   DAVIES WARD PHILLIPS &
                 BOX 50                                VINEBERG LLP                             VINEBERG LLP
               66TH FLOOR                               44TH FLOOR                           625 MADISON AVENUE
         1 FIRST CANADIAN PLACE                   1 FIRST CANADIAN PLACE                         12TH FLOOR
    TORONTO, ONTARIO, CANADA M5X 1B8         TORONTO, ONTARIO, CANADA M5X 1B1             NEW YORK, NEW YORK 10022

A copy of this preliminary prospectus has been filed with the securities regulatory authorities in each of the provinces and territories in Canada but has not yet become final for the purpose of the sale of securities. Information contained in this preliminary prospectus may not be complete and may have to be amended. The securities may not be sold until a receipt for the prospectus is obtained from the securities regulatory authorities. The securities have not and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to a U.S. person.

No securities regulatory authority has expressed an opinion about these securities and it is an offence to claim otherwise. This prospectus constitutes a public offering of these securities only in those jurisdictions where they may be lawfully offered for sale and only by persons permitted to sell these securities.


Initial Public Offering          PRELIMINARY PROSPECTUS       September__, 2003
-----------------------



              [INSERT LOGOS OF THE MANAGER AND INVESTMENT ADVISOR]

                               USA REIT FUND, LLC

                          MAXIMUM $__ (__ COMMON SHARES)

USA REIT FUND, LLC (the "Company") is a limited liability company established under the laws of the State of Delaware. The Company intends to qualify for, and elect to be treated as, a regulated investment company under the United States Internal Revenue Code of 1986, as amended, and intends to qualify under those provisions each year. As a regulated investment company, the Company (but not its shareholders) generally will not be subject to U.S. federal income tax on its income or gains, if any, that it distributes to shareholders. The net proceeds from the offering (the "Offering") of common shares of the Company (the "Shares") will be used by the Company to invest in a professionally managed portfolio consisting primarily of U.S. REIT securities (the "REIT Portfolio"). The Company may borrow and/or use other forms of leverage in an aggregate amount of up to 25% of the total assets of the Company after such borrowing and/or leverage to acquire additional REIT Portfolio securities. See "Investment Objectives and Strategy and Restrictions of the Company - Loan Facility and Use of Leverage".

The Company's investment objectives (the "Investment Objectives") are:

o to provide holders ("Shareholders") of Shares with regular cash distributions; and

o        to achieve appreciation in the net asset value per Share.

Currently, the Company intends to declare and pay monthly distributions targeted at $__ ($__ per annum) per Share.

As of June 30, 2003, there were approximately 175 REITs publicly listed on U.S. exchanges with a total market capitalization exceeding US$180 billion. INVESCO Real Estate ("INVESCO" or the "Investment Advisor"), located in Dallas, Texas, will actively manage the REIT Portfolio and has been retained as investment advisor to provide investment advisory and portfolio management services to the Company with respect to the REIT Portfolio.

INVESCO is the real estate management division of INVESCO Institutional (N.A.), Inc., a subsidiary of AMVESCAP, PLC, an international investment management company that manages approximately US$348 billion in assets worldwide as of June 30, 2003. All real estate investment management services within the AMVESCAP, PLC. organization are provided through INVESCO. As of June 30, 2003, INVESCO managed or provided advisory services in respect of US$12.7 billion in real estate investments, including US$2.6 billion in U.S. real estate securities (public REITs) portfolios, US$7.5 billion in U.S. direct real estate portfolios, and US$2.6 billion in European direct real estate portfolios. INVESCO employed approximately 145 individuals in seven cities as of June 30, 2003.

Brompton Capital Advisors Inc. (the "Manager") is the Manager of the Company and will be responsible to the Company for the services provided by the Investment Advisor but will not provide investment advisory or portfolio management services to the Company. An affiliate of the Manager has purchased 20,000 Shares for $200,000 for the purpose of organizing the Company and the Manager or one of its affiliates will subscribe for a minimum of 80,000 additional Shares at an aggregate cost of $800,000 in connection with the Offering.

                             ----------------------

                             PRICE: $10.00 PER SHARE

                            -------------------------



                                                            PRICE TO THE                           NET PROCEEDS TO
                                                            PUBLIC              AGENTS' FEES       THE COMPANY(1)
                                                            ------              ------------       --------------

Per Share..............................................     $10.00              $0.525             $9.475
Minimum Total Offering(2)(3)...........................     $__                 $__                $__
Maximum Total Offering(3)..............................     $__                 $__                $__

________________

Notes:

(1) Before deducting the expenses of the Offering, estimated to be $__, which, together with the Agents' fees, will be paid by the Company from the proceeds of the Offering.

(2)      There will be no closing unless a minimum of __ Shares are sold.

(3) The Company has granted to the Agents (as hereinafter defined) an option (the "Over-Allotment Option"), exercisable until 30 days after Closing, to offer additional Shares in an amount up to 15% of the aggregate number of Shares sold on the closing on the same terms as set forth above, solely to cover over-allotments, if any. If the Over-Allotment Option is exercised in full, under the maximum Offering, the price to the public, Agents' fees and net proceeds will be $__, $__ and $__, respectively. This prospectus also qualifies the distribution of the Over-Allotment Option and the Shares issuable on the exercise of the Over-Allotment Option. See "Plan of Distribution".

THERE IS CURRENTLY NO MARKET THROUGH WHICH THE SHARES MAY BE SOLD AND PURCHASERS OF SHARES MAY NOT BE ABLE TO RESELL SHARES PURCHASED UNDER THE PROSPECTUS. The terms of the Offering were established through negotiation between the Agents and the Manager on behalf of the Company. The Agents may over-allot or effect transactions described under "Plan of Distribution".

There is no guarantee that an investment in the Company will provide Shareholders with the targeted monthly distribution of $__ ($__ per annum) or any positive return in the short or long term, nor is there any guarantee that the Company will achieve any appreciation in net asset value per Share. An investment in the Company is appropriate only for investors who have the capacity to absorb a loss of some or all of their investment and who can withstand the effect of the targeted return not being met in any period. The net asset value per Share will vary depending on the performance of the REIT Portfolio. THERE ARE CERTAIN RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN SHARES. SEE "RISK FACTORS".

RBC Dominion Securities Inc., __ and __ (collectively, the "Agents") conditionally offer the Shares for sale, subject to prior sale, on a best efforts basis, if, as and when issued, sold and delivered by the Company in accordance with the conditions contained in the Agency Agreement referred to under "Plan of Distribution" and subject to the approval of certain legal matters on behalf of the Company by Osler, Hoskin & Harcourt LLP, with respect to Canadian legal matters, and Vedder, Price, Kaufman & Kammholz, P.C., with respect to U.S. legal matters, and on behalf of the Agents by Davies Ward Phillips & Vineberg LLP, Toronto and New York. Subscriptions for Shares will be received subject to rejection or allotment in whole or in part and the Company reserves the right to close the subscription books at any time without notice. Registrations of interests in and transfers of Shares will be made only through a book-based system (the "Book-Entry Only System") administered by The Canadian Depository for Securities Limited ("CDS"). A book-entry only certificate representing the Shares will be issued in registered form only to CDS or its nominee and will be deposited with CDS on the Closing Date which is expected to occur on or about __, 2003 or such later date as the Company and the Agents may agree, but in any event not later than __, 2003. A purchaser of Shares will receive a customer confirmation from the registered dealer from or through which the

Shares are purchased, and will not have the right to receive physical certificates evidencing their ownership. See "Certain Provisions of the Shares - Book-Entry Only System".

                                TABLE OF CONTENTS



PROSPECTUS SUMMARY......................................1                        Disposition of Shares.........................35
Eligibility for Investment..............................9                        Draft Amendments..............................36
GLOSSARY OF TERMS......................................10                        Eligibility for Investment....................36
THE COMPANY............................................14               U.S. FEDERAL INCOME TAX CONSIDERATIONS.................36
INVESTMENT OBJECTIVES AND                                                        Backup Withholding............................37
         STRATEGY AND RESTRICTIONS OF THE COMPANY......14                        U.S. Tax Withholding..........................37
         Investment Objectives and Strategy............14               RISK FACTORS...........................................38
         Investment Restrictions.......................14               REGULATORY CONSIDERATIONS..............................43
         Securities Lending............................16               CONFLICTS OF INTEREST..................................43
         Loan Facility and Use of Leverage.............16               DESCRIPTION OF SHARE CAPITAL...........................43
THE U.S. REIT MARKET AND THE REIT PORTFOLIO............18               CERTAIN PROVISIONS OF THE SHARES.......................43
         U.S. REIT Market..............................18                        Description of Shares.........................43
         The REIT Portfolio............................19                        Book-Entry Only System........................44
MANAGEMENT OF THE COMPANY..............................20               MARKET PURCHASES OF SHARES.............................44
         Directors and Officers of the Company.........20                        Market Purchase Program.......................44
         Remuneration of Directors and Officers of                               Market Purchases by Affiliates................44
         the Company...................................21               SHAREHOLDER MATTERS....................................45
         Brompton Group of Companies...................21                        Meetings of Shareholders......................45
         Directors and Officers of the Manager.........22                        Acts Requiring Shareholder Approval...........45
         Management Agreement..........................23                        Information and Reports to Shareholders.......46
THE INVESTMENT ADVISOR AND THE INVESTMENT                               WINDING-UP OF THE COMPANY..............................46
         ADVISORY AGREEMENT............................25               CAPITALIZATION.........................................46
         The Investment Advisor........................25               PRINCIPAL SHAREHOLDER..................................46
         Services to be Provided by the Investment                      PROMOTER...............................................47
         Advisor.......................................26               LEGAL PROCEEDINGS......................................47
         Investment Approach and Process...............26               MATERIAL CONTRACTS.....................................47
         Principal Portfolio Managers of the                            LEGAL MATTERS..........................................47
         Investment Advisor............................27               CURRENCY AND EXCHANGE RATE INFORMATION.................47
         Investment Advisory Agreement.................28               AUDITORS...............................................48
         Portfolio Transactions and Brokerage..........28               CUSTODIAN..............................................48
USE OF PROCEEDS........................................29               REGISTRAR, TRANSFER AGENT AND DISTRIBUTION
FEES AND EXPENSES......................................29                        DISBURSING AGENT..............................48
         Initial Fees and Expenses.....................29               STATEMENT OF ADDITIONAL INFORMATION....................48
         Management Fees...............................29               PURCHASERS' STATUTORY RIGHTS...........................48
         Investment Advisory Fees......................30               AUDITORS' REPORT......................................F-1
         Service Fee...................................30               USA REIT FUND, LLC Statement of Financial Position....F-2
         Ongoing Expenses..............................30               USA REIT FUND, LLC NOTES TO STATEMENT OF FINANCIAL
         Additional Services...........................30                        POSITION.....................................F-3
VALUATION, TOTAL ASSETS AND NET ASSET VALUE............30
DISTRIBUTIONS AND REINVESTMENTS OF THE COMPANY.........31
         Monthly Distributions.........................31
         Distribution Reinvestment Plan................32
PLAN OF DISTRIBUTION...................................33
CANADIAN FEDERAL INCOME TAX CONSIDERATIONS.............34
         Distributions on Shares.......................35


                               PROSPECTUS SUMMARY

The following is a summary of the principal features of this Offering and should be read together with the more detailed information and financial data and statements contained elsewhere in this prospectus. Certain capitalized terms used, but not defined, in this summary are defined in the "Glossary of Terms". Unless otherwise indicated, all references to dollar amounts in this prospectus are to Canadian dollars.

                                   THE COMPANY

         USA REIT Fund, LLC is a limited liability company established under the laws of the State of Delaware on September 4, 2003. The Company intends to qualify for, and elect to be treated as, a regulated investment company under the United States Internal Revenue Code of 1986, as amended, and intends to qualify under those provisions each year. As a regulated investment company, the Company (but not its shareholders) generally will not be subject to U.S. federal income tax on its income or gains, if any, that it distributes to shareholders. The net proceeds from the Offering of Shares will be used by the Company to invest in a professionally managed portfolio consisting primarily of U.S. REIT securities. The REIT Portfolio will be actively managed by INVESCO as investment advisor. INVESCO is the real estate management division of INVESCO Institutional (N.A.), Inc., a subsidiary of AMVESCAP, PLC., an international investment management company that manages approximately US$348 billion in assets worldwide as of June 30, 2003. Brompton Capital Advisors Inc. will be the manager and administrator for the Company and will also be responsible to the Company for the services provided by the Investment Advisor but will not provide investment advisory or portfolio management services to the Company.

                                  THE OFFERING

THE OFFERING                        A minimum of __ and a maximum of __ Shares.

AMOUNT                              A minimum of $__ and a maximum of $__.

PRICE                               $10.00 per Share.

INVESTMENT OBJECTIVES               The Company's Investment Objectives are:

                                    o        to provide Shareholders with
                                             regular cash distributions; and

                                    o        to achieve appreciation in the Net
                                             Asset Value per Share.

                                    Currently, the Company intends to declare and pay monthly distributions targeted at $__ ($__ per annum) per Share.

INVESTMENT STRATEGY                 The Company will provide investors with a
                                    return derived from investment in a
                                    professionally managed portfolio consisting primarily of U.S. REIT securities selected and managed according to individual security weight, property type exposure and geographic distribution in order to achieve attractive valuation, growth and yield characteristics. Under normal conditions, the Company will remain invested primarily in publicly traded income producing securities issued by U.S. REITs.

REIT MARKET                         REITs can be listed and traded on national
                                    securities exchanges or can be traded
                                    privately between individual owners. As of June 30, 2003, there were approximately 175
                                    REITs publicly listed on U.S. exchanges with a total market capitalization exceeding
                                    US$180 billion.

                                    REITs can generally be classified as equity
                                    REITs, mortgage REITs and hybrid REITs.
                                    Equity REITs generally invest a majority of their assets in income producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

THE REIT PORTFOLIO                  The REIT Portfolio will consist primarily of
                                    an actively managed portfolio of publicly traded income producing securities issued by U.S. REITs. Cash or Cash Equivalents may be held from time to time as market conditions dictate. Although INVESCO expects to invest primarily in U.S. REITs, INVESCO retains the flexibility to invest in other income generating assets. Securities in the REIT
                                    Portfolio will be selected based on their expected return relative to risk characteristics. See "Investment Objectives and Strategy and Restrictions of the Company".

INVESTMENT ADVISOR                  The REIT Portfolio will be actively managed
                                    by INVESCO Real Estate. INVESCO is the real estate management division of INVESCO
                                    Institutional (N.A.), Inc., a subsidiary of AMVESCAP, PLC., an international investment management company that manages approximately US$348 billion in assets worldwide as of June 30, 2003. All real estate investment management services within the AMVESCAP, PLC organization are provided through INVESCO. As of June 30, 2003,
                                    INVESCO managed or provided advisory
                                    services in respect of US$12.7 billion in real estate investments, including US$2.6 billion in U.S. real estate securities
                                    (public REITs) portfolios, US$7.5 billion in U.S. direct real estate portfolios, and US$2.6 billion in European direct real estate portfolios. INVESCO employed approximately 145 individuals in seven cities as of June 30, 2003. See "The
                                    Investment Advisor and the Investment
                                    Advisory Agreement".

INVESTMENT APPROACH AND             INVESCO believes that over the long term, a
PROCESS OF INVESCO                  real estate security's performance will be
                                    determined by: (i) property market cycles;
                                    (ii) quality of real estate assets; and
                                    (iii) expertise of the management team.
                                    INVESCO combines fundamental real estate
                                    market and property analysis with a
                                    disciplined securities selection process.
                                    INVESCO compares current equity valuation
                                    levels relative to long-term cash flow
                                    growth, the value of the underlying real
                                    estate assets, and management's proven
                                    ability to produce high returns in the
                                    construction and operation of real estate
                                    securities portfolios.

                                    INVESCO's investment process is team
                                    oriented and relies upon seasoned securities and real estate professionals. The investment team is composed of three portfolio managers and three analysts who are exclusively focused on investing and analyzing real estate securities. Each purchase and sale decision is arrived at by consensus of the three portfolio managers. Each analyst is teamed with a portfolio manager to provide research coverage of the various property types.

                                    INVESCO focuses its analytical efforts on equity REITs. Each REIT is analyzed as a security using fundamental research and pricing components to identify attractively priced securities of companies with relatively favourable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the REIT Portfolio include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, asset quality, management depth and skill, corporate governance, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The resources available to portfolio managers and analysts managing the REIT Portfolio include in-house property market research, market and cost data from management of direct real estate portfolios, Wall Street analysts and various industry reports. Portfolio managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favourable prospects for dividend stability, coverage and growth. The investment team participates in quarterly earnings conference calls with management and regularly updates its own outlook for earnings and investment potential of securities within the investment universe.

                                    INVESCO's market and company research
                                    endeavours to focus investment efforts on those firms that demonstrate favourable prospects for satisfactory levels of dividend growth and coverage, earnings growth, balance sheet flexibility and ample debt service capacity. The firms with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors on which INVESCO focuses are: yield, earnings growth, earnings consistency, estimate revisions, assets to price and cash flow to price. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favourable long-term prospects. INVESCO will also consider the relative liquidity of each security in the construction of the REIT Portfolio.

                                    In order to control risk, INVESCO will
                                    endeavour to maintain a portfolio with
                                    exposure to many different securities
                                    representing major property types and
                                    geographic areas. However, INVESCO's stock selection disciplines and fundamental real estate market and property type analyses may lead INVESCO to overweight or underweight particular property types and/or geographic regions from time to time.

MANAGER Brompton Capital Advisors Inc. will be the manager and administrator of the Company and will be responsible for providing or arranging for the provision of management and administrative services required by the Company. See "Management of the Company - Management Agreement". The Manager will also be responsible for the services provided by the Investment Advisor but will not provide investment advisory or portfolio management services to the Company.

                                    Affiliates of the Manager include the
                                    managers of Brompton Equal Weight Income
                                    Fund, Brompton VIP Income Trust, Brompton
                                    MVP Income Fund and Brompton Stable Income
                                    Fund (listed on the Toronto Stock Exchange -
                                    Symbols - EWI.UN, VIP.UN, MVP.UN, BSR.UN, respectively), closed-end investment trusts that each invest in a diversified portfolio consisting primarily of units of Canadian income funds, fixed income investments and investment grade securities. An affiliate of the Manager has purchased 20,000 Shares for $200,000 for the purposes of organizing the Company and the Manager or one of its affiliates will subscribe for a minimum of 80,000 additional Shares at an aggregate cost of $800,000 in connection with the Offering.

MONTHLY DISTRIBUTIONS AND           Commencing in the calendar month following
DISTRIBUTION REINVESTMENT PLAN      the month in which Closing occurs, and on a
                                    monthly basis thereafter, it is intended that Distributions will be declared by the Company and each Shareholder of record at the close of business on the last Business
                                    Day of that month will be entitled to
                                    receive a monthly cash Distribution
                                    initially targeted to be $__ per Share,
                                    payable not later than the tenth Business
                                    Day of the subsequent month. Such
                                    Distributions are expected to consist of ordinary income and may include non-taxable returns of capital. The initial Distribution will be payable to Shareholders of record on __ and will be paid no later than __.

                                    In order to achieve the targeted monthly distribution of $__ per Share, the Company will be required to generate an average annual return on the REIT Portfolio of approximately __%, assuming that gross proceeds of the Offering are $__ million, offering expenses including fees payable to the Agents are $__ million, the Company borrows approximately __% of its Total Assets at an interest rate of __% per annum to purchase additional securities for the REIT Portfolio, annual operating expenses for the Company are $__ and that the Net Asset Value per Share does not change. THERE IS NO GUARANTEE THAT THE REQUISITE __% RETURN WILL BE ACHIEVED BY THE COMPANY OR THAT THE COMPANY WILL BORROW __% OF ITS TOTAL ASSETS AND PURCHASE ADDITIONAL SECURITIES FOR THE REIT PORTFOLIO. IF SUCH RETURN IS NOT ACHIEVED, MONTHLY DISTRIBUTIONS BY THE COMPANY MAY FALL SHORT OF THE TARGET.

                                    Subject to obtaining any necessary
                                    regulatory approvals, the Company will make available to Shareholders the opportunity to reinvest Distributions from the Company in additional Shares by participating in the Distribution Reinvestment Plan. See "Distributions and Reinvestment of the Company - Distribution Reinvestment Plan".

MARKET PURCHASES OF SHARES          The Company intends to undertake a market
                                    purchase program pursuant to which the
                                    Company, subject to limited exceptions, may purchase Shares offered in the market if the market price is less than 95% of the latest determined Net Asset Value per Share, up to a maximum amount in any calendar quarter of 2.5% of the number of Shares outstanding at the beginning of such calendar quarter. The
                                    Company believes such program will be
                                    effective in mitigating the extent of any discount in the market price of the Shares to the Net Asset Value per Share and will enhance the liquidity of the Shares. See
                                    "Market Purchases of Shares".

                                    In addition, the Company will have the right
                                    (but not the obligation) exercisable in the sole discretion of the Board of Directors, to purchase for cancellation Shares in the market at any time if the market price is less than 100% of the latest determined Net Asset Value per Share, subject to the maximum amount described above and any applicable regulatory requirements and limitations.

                                    When the Company purchases its Shares for a price below Net Asset Value, the Net Asset Value per Share of the remaining outstanding Shares will increase, although there is no assurance that this will increase the market price of the Shares. Because the acquisition of Shares by the Company will decrease Total Assets of the Company, such market purchases could have the effect of increasing the Company's expense ratio, increasing interest expense from borrowings and increasing REIT Portfolio turnover.

LOAN FACILITY AND USE OF            The Company intends to enter into a Loan
LEVERAGE                            Facility with one or more Lenders following
                                    the Closing. A portion of the Loan
                                    Facility not exceeding 25% of the Total
                                    Assets determined at the time of borrowing may be used by the Company to purchase additional securities to be included in the REIT Portfolio. In addition to the prior portion of the Loan Facility, the Company may also borrow up to 2 1/2% of the Total
                                    Assets determined at the time of borrowing for working capital purposes. See
                                    "Investment Objectives and Strategy and
                                    Restrictions of the Company - Loan Facility and Use of Leverage".

USE OF PROCEEDS                     The Company will realize net proceeds from
                                    the sale of Shares as follows:

                                                                                                     MAXIMUM
                                                                                                   OFFERING AND
                                                                      MINIMUM      MAXIMUM      EXERCISE OF OVER-
                                                                      OFFERING     OFFERING      ALLOTMENT OPTION
                                                                      --------     --------      ----------------

                                    Gross Proceeds to the Company..     $__          $__               $__
                                    Agents' Fees...................     $__          $__               $__
                                    Estimated Expenses of Issue....     $__          $__               $__
                                                                                     ---               ---
                                    Net Proceeds to the Company....     $__          $__               $__
                                                                                     ===               ===


                                    The Company will use the net proceeds
                                    of this Offering (including any net proceeds from the exercise of the Over-Allotment Option) to acquire the REIT Portfolio. See "Use of Proceeds".

REGISTRAR, TRANSFER AGENT           ___
AND DISTRIBUTION DISBURSING
AGENT

BOOK-ENTRY ONLY SYSTEM              The Shares will be evidenced by a single
                                    certificate held by The Canadian Depository for Securities Limited ("CDS"), or its nominee on its behalf, as registered holder of the Shares. Registration of the interests in and transfers of the Shares will be made only through the book-entry only system of CDS. No Shareholder will be entitled to a certificate or other instrument from the transfer agent for Shares or CDS evidencing that person's interest in or ownership of the Shares. See "Certain Provisions of the
                                    Shares - Book-Entry Only System".

                          SUMMARY OF FEES AND EXPENSES

         The following tables contain a summary of the fees and expenses payable by the Company.

TYPE OF CHARGE                               DESCRIPTION OF CHARGE
--------------                               ---------------------

AGENTS' FEES                                 $0.525 per Share (5.25%).

EXPENSES OF THE ISSUE                        The expenses of the Offering are estimated to be $______ which, together with the Agents' fees, will be paid by the Company.

FEES PAYABLE TO THE MANAGER                  The Manager will receive an annual fee equal to __% per annum of the Net
                                             Asset Value of the Company, calculated and payable monthly in arrears, plus any applicable taxes, for services as manager to the Company. See
                                             "Fees and Expenses - Management Fees".

FEES PAYABLE TO THE INVESTMENT ADVISOR       The Investment Advisor will receive an annual fee equal to __% per annum of the Net Asset Value of the Company, calculated and payable monthly in arrears, for its services to the Company. See "Fees and Expenses -
                                             Investment Advisory Fees".

SERVICE FEE                                  The Company will pay to the Manager a Service Fee (calculated quarterly and paid as soon as practicable after the end of each calendar quarter)
                                             equal to 0.25% per annum of the Net Asset Value of Shares held at the end of the relevant quarter by clients of dealers, plus any applicable taxes. The Service Fee will be applied by the Manager to pay a service fee in an equivalent aggregate amount, plus applicable taxes, to dealers based on the number of Shares held by clients of such dealers at the end of the relevant quarter for personal services or the maintenance of accounts. See "Fees and Expenses - Service Fee".

ONGOING EXPENSES                             The Company will pay all expenses incurred in connection with the operation and administration of the Company including, without limitation to the extent applicable, custodial fees, legal, audit and valuation fees and expenses, fees and expenses of the independent directors of the Company, expenses of the directors of the Company, premiums for directors' and officers' insurance coverage for the directors and officers of the Company, Shareholder reporting costs, registrar, transfer and distribution agency costs, printing and mailing costs, listing fees and expenses and other administrative expenses and costs incurred in connection with the Company's continuous public filing requirements and investor relations, taxes, brokerage commissions, costs and expenses relating to the issuance of Shares, costs and expenses of preparing financial and other reports, costs and expenses arising as a result of complying with all applicable laws, regulations and policies and all amounts paid by the Company on account of the indebtedness of the Company. Such expenses will also include expenses of any action, suit or other proceedings in which or in relation to which the Manager, the Investment Advisor or the Custodian and/or any of their respective officers, directors, employees, consultants or agents is entitled to indemnity by the Company. The Manager estimates that ongoing expenses, exclusive of the Management Fee, the Investment Advisory Fee, the Service Fee, debt service and other costs related to the Loan Facility and brokerage expenses related to portfolio transactions, will be approximately $_______ per year.


The following table illustrates the expenses and fees that the Company expects to incur and assumes that the Company issues 10,000,000 Shares:

                                                                                         Without           With
                                                                                         Leverage     Leverage of 25%
                                                                                         --------     ---------------
Shareholder Transaction Expenses

Sales Load (as a percentage of offering price).......................................     5.25%            5.25%

Annual Expenses as a percentage of net assets attributable to the Shares

Management Fees......................................................................     ____%            ____%
Investment Advisory Fees.............................................................     ____%            ____%
Interest Payments on Loan Facility and/or Other Leverage.............................     NONE             ____%
Service Fee..........................................................................     ____%            ____%
Other Expenses(1)....................................................................     ____%            ____%
TOTAL ANNUAL EXPENSES................................................................     ____%            ____%

(1)    Other Expenses are based on estimated amounts for the current fiscal year.



         Example                               1 year            3 years           5 years         10 years

You would pay the following expenses
on a $1,000 investment, assuming a 5%
annual return, Total Annual Expenses            $__                $__               $__             $__
are __% and no leverage:
You would pay the following expenses
on a $1,000 investment, assuming a 5%
annual return, Total Annual Expenses            $__                $__               $__             $__
are __% and leverage of 25%:


For further particulars, see "Fees and Expenses".

RISK FACTORS      There are risks associated with an investment in the Shares which should be considered by prospective purchasers, including:

                  (i) There being no assurance that the Company will be able to pay regular cash Distributions or achieve appreciation in the Net Asset Value per Share;

                  (ii) There being no assurance of the future value of the REIT Portfolio;

                  (iii) The risk that the Shares will not trade at a price equal to Net Asset Value per Share;

                  (iv) The risks associated with REIT Portfolio securities;

                  (v) The possible variation in the composition of the REIT Portfolio taken as a group;

                  (vi) The risks associated with lower rated securities;

                  (vii) The sensitivity in the market price of the Shares and the Net Asset Value per Share to interest rate fluctuations;

                  (viii) Risks associated with delayed tax reporting;

                  (ix) Reliance on the Investment Advisor, the Manager and key personnel;

                  (x) Use of leverage by the Company to enhance yield and the leverage effect this may have on the Net Asset Value of the Company;

                  (xi) The possibility of the Company being unable to acquire or dispose of illiquid securities;

                  (xii) The possibility that Draft Amendments to the Canadian Tax Act announced October 11, 2002 respecting "foreign investment entities" could be revised or that amendments to such Draft Amendments recommended in a comfort letter issued by the Department of Finance (Canada) could not be passed such that the Canadian tax treatment of the holders of Shares of the Company is adversely affected. See "Canadian Federal Income Tax Considerations";

                  (xiii) The possible loss of investment;

                  (xiv) The Company is not subject to regulation as a mutual fund under Canadian securities laws;

                  (xv) The risks associated with securities lending;

                  (xvi) The potential for conflicts of interest;

                  (xvii) The Company having no operating history and there being no existing market for Shares;

                  (xviii) The risks associated with the use of derivatives;

                  (xix) Possible changes in tax or other legislation;

                  (xx) Foreign currency exposure; and

                  (xxi) Legal and statutory rights.

                  See "Risk Factors".

                   CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

         Generally, a holder of Shares will be required to include in computing income for a taxation year the amount of Distributions received on the Shares. Amounts distributed as returns of capital will not be included in income of a holder of Shares but will reduce the adjusted cost base of Shares held as capital property. A holder of Shares who holds the Shares as capital property will realize a capital gain (or capital loss) on the disposition of Shares to the extent that proceeds of disposition exceed (or are less than) the adjusted cost base of such Shares and any reasonable costs of disposition. See "Canadian Federal Income Tax Considerations". Based on draft legislation issued by the Minister of Finance (Canada) and a comfort letter issued by the Department of Finance (Canada), a holder of Shares should not be required to include in income amounts in respect of a "participating interest" in a "foreign investment entity". EACH INVESTOR SHOULD SATISFY HIMSELF OR HERSELF AS TO THE FEDERAL AND PROVINCIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES BY OBTAINING ADVICE FROM HIS OR HER TAX ADVISOR.

                     U.S. FEDERAL INCOME TAX CONSIDERATIONS

         The Company intends to qualify for, and elect to be treated as, a regulated investment company under the United States Internal Revenue Code of 1986, as amended, and intends to qualify under those provisions each year. As a regulated investment company, the Company (but not its shareholders) generally will not be subject to U.S. federal income tax on its income or gains, if any, that it distributes to shareholders. Non-U.S. shareholders of the Company may be subject to certain U.S. tax withholding on certain of the Company's distributions and dividends. EACH INVESTOR SHOULD SATISFY HIMSELF OR HERSELF AS TO THE U.S. FEDERAL AND TREATY TAX CONSEQUENCES OF AN INVESTMENT IN SHARES BY OBTAINING ADVICE FROM HIS OR HER TAX ADVISOR. See "U.S. Federal Income Tax Considerations".

                           Eligibility for Investment

         In the opinion of Osler, Hoskin & Harcourt LLP, counsel for the Company, and Davies Ward Phillips & Vineberg LLP, counsel for the Agents, provided that the Shares are listed on a prescribed stock exchange, such as the Toronto Stock Exchange, the Shares will be qualified investments under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans (collectively, "Plans") and for registered education savings plans. The Shares will constitute foreign property for such Plans or other persons subject to tax under Part XI of the Canadian Tax Act.

                                GLOSSARY OF TERMS

         In this prospectus, the following terms shall have the meanings set forth below, unless otherwise indicated.

"1940 ACT" means the United States Investment Company Act of 1940, as amended.

"AGENCY AGREEMENT" means the agency agreement dated as of __, 2003 among the Company, the Manager and the Agents.

"AGENTS" means, collectively, RBC Dominion Securities Inc.,  __ and  __.

"BOOK-ENTRY ONLY SYSTEM" means the book-based system administered by CDS.

"BUSINESS DAY" means any day except Saturday, Sunday or a statutory holiday in Toronto, Ontario or New York, New York.

"CANADIAN TAX ACT" means the Income Tax Act (Canada), as now or hereafter amended, or successor statutes, and shall include regulations promulgated thereunder.

"CASH EQUIVALENTS" means (i) obligations issued or guaranteed by the Government of the United States or Canada or any agency or instrumentality thereof with less than twelve months to maturity; (ii) term deposits, guaranteed investment certificates, certificates of deposit or bankers' acceptances of or guaranteed by any chartered bank or other financial institution the short-term debt or deposits of which have been rated at least investment-grade by S&P or Moody's Investors Service, Inc., or another recognized rating agency; and (iii) commercial paper rated at least investment-grade or the equivalent by S&P or Moody's Investors Service, Inc., or another recognized rating agency, in each case either maturing within 365 days after the date of acquisition or for which the Investment Advisor believes that there will be a liquid market for the resale thereof within such 365-day period.

"CDS" means The Canadian Depository for Securities Limited.

"CDS PARTICIPANT" means a participant in CDS.

"CLOSING" means the closing of the Offering on the Closing Date.

"CLOSING DATE" means the date of the Closing, which is expected to be on or about __, 2003, or such later date as the Company and the Agents may agree, but in any event not later than __, 2003.

"CODE" means the U.S. Internal Revenue Code of 1986, as amended.

"COMPANY" means USA REIT Fund, LLC, a limited liability company established under the laws of the State of Delaware on September 4, 2003.

"CUSTODIAN" means __, in its capacity as custodian under the Custodian
Agreement.

"CUSTODIAN AGREEMENT" means the custodian agreement in respect of the Company, to be entered into on or prior to the Closing Date between the Company and the Custodian, as it may be amended from time to time.

"DEBT ASSET COVERAGE" means the ratio which the Total Assets of the Company, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness of the Company. Under the 1940 Act, such ratio is required to be at least equal to 300% at the time of borrowing or issuance of debt securities and as described under "Investment Objectives and Strategy and Restrictions of the Company - Loan Facility and Use of Leverage".

"DISTRIBUTION(S)" means the cash and in specie distribution(s) which are paid by the Company to Shareholders.

"DISTRIBUTION REINVESTMENT PLAN" means the Company's distribution reinvestment plan, as described under "Distributions and Reinvestment - Distribution Reinvestment Plan", as it may be amended from time to time.

"DISTRIBUTION REINVESTMENT PLAN AGENCY AGREEMENT" means the Distribution Reinvestment Plan Agency Agreement to be entered into on or prior to the Closing Date among the Company, the Manager and the Plan Agent, establishing the Distribution Reinvestment Plan, as it may be amended from time to time.

"DRAFT AMENDMENTS" has the meaning set out in "Canadian Federal Income Tax Considerations".

"INVESCO" means INVESCO Real Estate, the real estate management division of INVESCO Institutional (N.A.), Inc. a subsidiary of AMVESCAP, PLC.

"INVESTMENT ADVISOR" means the Company's investment advisor, INVESCO, or, if applicable, its successor.

"INVESTMENT ADVISORY AGREEMENT" means the investment advisory agreement dated as of __, 2003, between the Company and the Investment Advisor, as it may be amended from time to time.

"INVESTMENT ADVISORY FEE" means the investment advisory fee payable to INVESCO equal to __% per annum of the Net Asset Value, as more fully described under "Fees and Expenses".

"INVESTMENT OBJECTIVES" means the investment objectives of the Company, as described herein.

"INVESTMENT RESTRICTIONS" means the investment restrictions of the Company, as described herein.

"INVESTMENT STRATEGY" means the investment strategy of the Company, as described herein.

"LENDERS" means one or more banks or other lending institutions.

"LOAN FACILITY" means a loan facility intended to be entered into between the Company and the Lenders to enable the Company to acquire additional securities in accordance with the Investment Objectives and Investment Strategy and subject to the Investment Restrictions and for general purposes.

"MAJORITY VOTE" means the vote, at a meeting of securityholders of the Company duly called, (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Company, whichever is less.

"MANAGEMENT AGREEMENT" means the management agreement dated __, 2003, between the Manager and the Company, as it may be amended from time to time.

"MANAGEMENT FEE" means the management fee payable to the Manager, equal to __% per annum of the Net Asset Value plus any applicable taxes, as more fully described under "Fees and Expenses".

"MANAGER" means Brompton Capital Advisors Inc., the manager and administrator of the Company, or, if applicable, its successor.

"NET ASSET VALUE" means the net asset value of the Company, as determined by subtracting the aggregate liabilities of the Company from the Total Assets as more fully described under "Valuation, Total Assets and Net Asset Value".

"NET ASSET VALUE PER SHARE" means the Net Asset Value divided by the total number of Shares outstanding, in each case, on the date on which the calculation is being made.

"OFFERING" means the offering of a minimum of __ Shares and a maximum of __ Shares at the Offering Price and the offering of additional Shares under the Over-Allotment Option pursuant to this prospectus.

"OFFERING PRICE" means $10.00 per Share.

"ORDINARY RESOLUTION" means a resolution passed by the affirmative vote of at least 50% of the votes cast, either in person or by proxy, at a meeting of Shareholders called for the purpose of approving such resolution.

"OTHER INVESTMENTS" means income yielding investments or securities of real estate related companies, other than publicly traded income producing securities of U.S. REITs.

"OVER-ALLOTMENT OPTION" means the option granted by the Company to the Agents, exercisable until 30 days after Closing, to offer additional Shares at the Offering Price in an amount up to 15% of the aggregate number of Shares sold on Closing, solely to cover over-allotments, if any.

"PLAN AGENT" means __, in its capacity as agent under the Distribution Reinvestment Plan.

"PLAN PARTICIPANTS" means Shareholders who are participants in the Distribution Reinvestment Plan.

"PREFERRED SHARES" means preferred shares of the Company, issuable in one or more series, with rights as determined by the Board of Directors, without the approval of the Shareholders by an Ordinary Resolution.

"RECORD DATE" means the last Business Day of each calendar month prior to the winding-up of the Company commencing __.

"REIT" means a real estate investment trust, which generally invests directly in income producing real estate assets and/or mortgages.

"REIT PORTFOLIO" means the actively managed portfolio owned by the Company consisting primarily of U.S. REIT securities.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

"SENIOR SECURITIES" means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class of stock as to distribution of assets or payments of dividends; provided that such term shall not include privately arranged loans or temporary loans to the extent permitted by Section 18 of the 1940 Act. Senior Securities permitted under the 1940 Act include: (i) borrowing or the issuance of debt securities, provided that the Company has Debt Asset Coverage of 300% at the time of such borrowing or issuance; and (ii) the issuance of Preferred Shares provided that the Company has Stock Asset Coverage of 200% at the time of issuance.

"SERVICE FEE" means the fee that the Company will pay to the Manager (calculated quarterly and paid as soon as practicable after the end of each calendar quarter) equal to 0.25% per annum of the Net Asset Value of the Shares plus any applicable taxes for personal services or the maintenance of accounts. See "Fees and Expenses - Service Fee".

"SHAREHOLDERS" means, unless the context requires otherwise, the owners of the beneficial interest in the Shares.

"SHARES" means the common shares of the Company.

"SPECIAL RESOLUTION" means a resolution passed by the affirmative vote of at least 66 2/3% of the votes cast, either in person or by proxy, at a meeting of Shareholders called for the purpose of approving such resolution.

"STOCK ASSET COVERAGE" means the ratio which the Total Assets of the Company, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness of the Company plus the aggregate amount of the liquidation value of Preferred Shares. Under the 1940 Act, such ratio is required to be at least 200% at the time of issuance of Preferred Shares and as described under "Investment Objectives and Strategy and Restrictions of the Company - Loan Facility and Use of Leverage".

"TOTAL ASSETS" means the aggregate value of the assets of the Company, including assets obtained through borrowing or leverage, determined in accordance with the terms of the Share provisions as described herein.

"U.S. REIT" means a REIT based in the United States.

"VALUATION DATE" means, at a minimum, Thursday of each week, or if any Thursday is not a Business Day, the immediately preceding Business Day, and the last Business Day of each month, and includes any other date on which the Manager elects, in its discretion, to calculate the Net Asset Value per Share.

                                   THE COMPANY

         USA REIT Fund, LLC is a limited liability company established under the laws of the State of Delaware on September 4, 2003. The Company intends to qualify for, and elect to be treated as, a regulated investment company under the United States Internal Revenue Code of 1986, as amended, and intends to qualify under those provisions each year. As a regulated investment company, the Company (but not its shareholders) generally will not be subject to U.S. federal income tax on its income or gains, if any, that it distributes to shareholders. Brompton Capital Advisors Inc. is the Manager of the Company. The Manager will be responsible to the Company for the services provided by the Investment Advisor but will not provide investment advisory or portfolio investment services to the Company. The Manager is located at Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario, M5J 2T3. The fiscal year-end of the Company is December 31.

         The registered agent for the Company is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801.

         The Company will use the net proceeds of this Offering to invest in the REIT Portfolio. See "Use of Proceeds".

         The Company has retained INVESCO as Investment Advisor to the Company, to invest and manage the REIT Portfolio pursuant to the Investment Advisory Agreement. See "The Investment Advisor and the Investment Advisory Agreement - Investment Advisory Agreement".

         The Company is not considered to be a mutual fund under the securities legislation of the provinces and territories of Canada. Consequently, the Company is not subject to the various policies and regulations that apply to mutual funds under applicable Canadian securities legislation. The Company will register as a closed-end investment company under the 1940 Act. See "Regulatory Considerations".

       INVESTMENT OBJECTIVES AND STRATEGY AND RESTRICTIONS OF THE COMPANY

INVESTMENT OBJECTIVES AND STRATEGY

         The Company's Investment Objectives are:

o        to provide Shareholders with regular cash distributions; and

o        to achieve appreciation in the Net Asset Value per Share.

         The Company's Investment Objectives are fundamental and cannot be changed without approval by Shareholders by a Special Resolution.

         Currently, the Company intends to declare and pay monthly distributions targeted at $__ ($__ per annum) per Share.

         The Company will provide investors with a return derived from investment in a professionally managed portfolio consisting primarily of U.S. REIT securities. The REIT Portfolio will be owned by the Company and will be actively managed by INVESCO. The return to the Shareholders and the Company will be dependent upon the performance of the REIT Portfolio.

         There can be no assurance that the Company will be able to achieve its Investment Objectives or its goal of providing Shareholders with monthly cash distributions initially targeted at $__ ($__ per annum).

INVESTMENT RESTRICTIONS

         Upon completion of the Offering, the Company will use the net proceeds of the Offering to acquire the REIT Portfolio. In addition, the investment activities of the Company are to be conducted in accordance with, among other things, the following investment restrictions:

(a) CONCENTRATION. The Company will concentrate its investments in the U.S. real estate industry and not in any other industry.

(b) DIVERSIFICATION. The Company will not invest more than 10% of its Total Assets in the securities of any single issuer other than those issued by the Canadian or U.S. government.

(c) U.S. REITS. At least 90% of the Company's Total Assets will be invested under normal circumstances in publicly traded income producing securities issued by U.S. REITs.

(d) OTHER SECURITIES. No more than 10% of the Company's Total Assets may be invested under normal circumstances in securities of issuers which constitute Other Investments.

(e) OWNERSHIP. The Company will not own more than 10% of the outstanding equity securities of any single issuer or purchase the securities of an issuer for the purpose of exercising control over management of that issuer. In addition, the Company will not acquire more than 5% of the securities of any one class of securities of an issuer which are regularly traded on an established securities market as determined under U.S. income tax law or if such securities are not regularly traded, securities with an acquisition cost not exceeding 5% of the fair market value of the class of regularly traded securities of such issuer with the lowest fair market value.

(f) CASH POSITIONS. In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the Company may temporarily hold all or a portion of its assets in Cash or Cash Equivalents.

(g) ILLIQUID SECURITIES. The Company will not invest more than 10% of its Total Assets (determined at the time of purchase) in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Company has valued the securities.

(h) COMMODITIES. The Company will not purchase or sell commodities or commodities contracts, if the intention is to take physical delivery of the underlying commodities.

(i) GUARANTEE. The Company will not guarantee the securities or obligations of any person or company.

(j) UNDERWRITING. The Company will not act as an underwriter, except to the extent that it may be deemed to be an underwriter in connection with the sale of REIT Portfolio securities.

(k) LEVERAGE. The Company may, but is not required to, borrow money or employ other forms of leverage. The Company may borrow or employ other forms of leverage in an aggregate amount of up to 25% of the Total Assets of the Company after giving effect to such leverage, subject to Debt Asset Coverage and Stock Asset Coverage requirements. See "Investment Objectives and Strategy and Restrictions of the Company - Loan Facility and Use of Leverage".

(l) SENIOR SECURITIES. The Company may not issue Senior Securities except as permitted under the 1940 Act. See "Loan Facility and Use of Leverage".

(m) USE OF DERIVATIVE INSTRUMENTS. The Company may not invest in or use derivative instruments except for hedging purposes. The Company may use foreign exchange or interest rate derivative instruments for the purposes of currency and interest rate hedging through the use of investments such as forwards, options or swaps. A derivative is generally an instrument, agreement or security, the market price, value or payment obligations of which are derived from, referenced to or based on an underlying security, interest, benchmark or formula. A forward contract is a contract to exchange, buy or sell an underlying instrument for a fixed forward price at a specific, future delivery date. A put option is an option that gives the purchaser of the option the right to sell, and obligates the writer of the option to purchase, the security underlying the option at a stated exercise price at any time prior to or at the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to or at the expiration of the option. A swap is an instrument that effects the exchange of a sequence of cash flows that derive from two different financial instruments.

(n) SECURITIES LENDING. The Company will not lend securities included in the REIT Portfolio except as described herein. See "Investment Objectives and Strategy and Restrictions of the Company - Securities Lending".

(o) SHORT SALES. The Company may not sell securities short, unless the Company owns or has the right to obtain securities equivalent in kind and amount of the securities at no additional cost.

(p) REAL ESTATE. The Company may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Company from investing in issuers that invest in real estate, deal or otherwise engage in transactions in real estate or interests therein.

(q) LOANS. The Company will not make personal loans or loans of its assets to persons who control or are under common control with the Company except as permitted by law. This policy does not preclude the Company from, among other things, purchasing debt obligations, entering into repurchase agreements, lending securities to broker-dealers or institutional investors or investing in loans, including assignments.

SECURITIES LENDING

         In order to generate additional returns, the Company may lend securities included in the REIT Portfolio to securities borrowers acceptable to the Company, pursuant to the terms of a securities lending agreement between the Company and such borrower (a "Securities Lending Agreement"). Under a Securities Lending Agreement: (i) the borrower will pay to the Company a negotiated securities lending fee and will make compensation payments to the Company equal to any distributions received by the borrower on the securities borrowed; and
(ii) the Company will receive collateral security.

LOAN FACILITY AND USE OF LEVERAGE

         The Company may, but is not required to, borrow or issue short-term debt securities (such as commercial paper or notes) or issue Preferred Shares to increase its assets available for investment. This practice is known as leveraging and involves increased risks.

         The Company intends to enter into a Loan Facility with one or more banks or other lending institutions following the Closing in order to provide the Company with the option to utilize a prudent level of leverage to enhance the Company's total return or for general purposes. The Company expects that the terms, conditions, interest rates, fees and expenses of and under such Loan Facility will be typical for loans of this nature. The Lenders will be at arm's length to the Company, the Manager and the Investment Advisor and their respective affiliates and associates.

         The Loan Facility will permit the Company to borrow to purchase additional securities to be included in the REIT Portfolio in accordance with the Investment Objectives and Investment Strategy and subject to the Investment Restrictions and for general purposes. The Company anticipates that the Lenders will require the Company to provide a security interest in some or all of its assets in favour of the Lenders to secure such borrowings.

         A portion of the Loan Facility not exceeding 25% of the Total Assets, determined at the time of borrowing, may be used by the Company to purchase additional securities to be included in the REIT Portfolio. The Company may also borrow for temporary or emergency purposes, such as the payment of Distributions or settlement of portfolio transactions. Drawings under the Loan Facility will be in such amounts and applied to such purposes as may be determined by the Investment Advisor from time to time. In the event that the total amount borrowed by the Company exceeds at any time 30% of the Total Assets, the Investment Advisor will liquidate part of the REIT

Portfolio in an orderly manner and use the proceeds therefrom to reduce indebtedness so that the amount borrowed by the Company does not exceed 25% of Total Assets.

         In addition to the prior portion of the Loan Facility, the Company may borrow up to 2 1/2% of the Total Assets determined at the time of borrowing for working capital purposes.

         Under the 1940 Act, the Company generally is not permitted to borrow or issue short-term debt unless immediately after the borrowing or issuance of debt the Company has Debt Asset Coverage of at least 300% (which roughly approximates 33 1/3% of Total Assets). In addition, the Company is not permitted to declare any cash dividend or other Distribution on its Shares unless, at the time of such declaration, the Company has Debt Asset Coverage of at least 300% after deducting the amount of such dividend or Distribution. If the Company borrows, the Company intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding short-term debt or borrowing to the extent necessary to maintain the required Debt Asset Coverage.

         The Company's use of leverage is premised upon the expectation that the Company's interest cost on borrowings or debt securities or Preferred Share dividends will be lower than the return the Company achieves on its investments from the proceeds of borrowing or the issuance of debt securities or Preferred Shares. Because the Total Assets of the Company are expected to be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the Shareholders will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise or the Company otherwise incurs losses on its investments, the Company's Net Asset Value attributable to its Shares will reflect the resulting decline in the value of portfolio holdings.

         Leverage creates risks which may adversely affect the return for the holders of Shares, including:

         o the likelihood of greater volatility of Net Asset Value and market price of the Shares;

         o fluctuations in interest rates on borrowings and short-term debt or the dividend rates on any preferred shares;

         o increased operating costs, which may reduce the Company's total return; and

         o the potential for a decline in the value of an investment acquired with borrowed funds, while the Company's obligations under such borrowing remain fixed.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Company's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Company incurs capital losses, the return of the Company will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as distributions will be reduced or potentially eliminated. The Investment Advisor may determine to maintain the Company's leveraged position if it expects that the long-term benefits to the Company Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through borrowing or the issuance of Preferred Shares will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of Preferred Shares involves offering expenses and other costs and may limit the Company's freedom to pay Distributions on the Shares or to engage in other activities. The Company also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Company will pay (and Shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of Preferred Shares. The Net Asset Value will be reduced immediately following any offering of Preferred Shares by the costs of that offering paid by the Company.

         Under the 1940 Act, the Company may not issue Preferred Shares unless, immediately after such issuance, it has a "Stock Asset Coverage" of at least 200%. In addition, the Company is not permitted to declare any dividend (except a dividend payment in Shares), or to declare any other distribution on its Shares, or to purchase any Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or distribution, or at the time of any such purchase of Shares, Stock Asset Coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Company intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain Stock Asset Coverage of any Preferred Shares of at least 200%.

                   THE U.S. REIT MARKET AND THE REIT PORTFOLIO

         The REIT Portfolio will consist primarily of an actively managed portfolio of publicly traded income producing securities issued by U.S. REITs.

U.S. REIT MARKET

         A REIT is a real estate company that pools investors' funds for investment primarily income producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. As of June 30, 2003, there were approximately 175 REITs publicly listed on U.S. exchanges with a total market capitalization exceeding US$180 billion.

         A breakdown of the geographic locations of publicly traded U.S. REITs and the property type of such U.S. REITs as of June 30, 2003 are as follows:

                           PROPERTY TYPE DISTRIBUTION(1)

                           [DESCRIPTION OF PIE CHART]

        Self-Storage....................................3%
        Specialty.......................................4%
        Industrial/Office..............................28%
        Retail.........................................25%
        Residential....................................17%
        Diversified.....................................8%
        Mortgage........................................6%
        Health Care.....................................5%
        Lodging/Resorts.................................4%

(1)   Source:  National Association of Real Estate Trusts(R)(NAREIT).

                           GEOGRAPHIC DIVERSIFICATION(2)

                              [DESCRIPTION OF MAP]

        Pacific........................................19%
        Mountain........................................7%
        West North Central..............................4%
        East North Central.............................12%
        Northeast......................................15%
        Mideast........................................14%
        Southeast......................................17%
        Southwest......................................12%


2   Source:  INVESCO.


         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

         A REIT is a vehicle for owning, managing and investing in real estate assets. In a REIT, income is generally only taxed at the unitholder or shareholder level, thereby eliminating the layer of corporate tax that would otherwise be payable if real estate were owned by a non-REIT. In addition to the elimination of double taxation, a REIT is able to claim capital cost allowance for tax purposes, which often results in a portion of a REIT's distributions being tax deferred.

         In addition to providing relatively stable and predictable income, REITs can provide important diversification in a portfolio. Real estate has traditionally served as a hedge against inflation as rental rates tend to be correlated with a level of inflation over the long term, whereas many financial assets are negatively impacted by inflation.

THE REIT PORTFOLIO

         The Company will provide investors with a return derived from investment in a professionally managed portfolio consisting primarily of publicly traded income producing securities issued by U.S. REITs selected and managed according to individual security weight, property type exposure and geographic distribution in order to achieve attractive valuation, growth and yield characteristics. Under normal conditions, the Company will remain invested primarily in publicly traded U.S. REITs. The Company will not invest in securities of REITs that are controlled by the Manager, the Investment Advisor or their respective affiliates. See "Investment Objectives and Strategy and Restrictions of the Company - Investment Restrictions".

         The Company can invest no more than 10% of Total Assets, under normal circumstances, in Other Investments. These Other Investments would typically be income yielding investments or securities of real estate related companies, other than publicly traded income producing securities of U.S. REITs.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS OF THE COMPANY

         The board of directors of the Company will consist of a minimum of three and a maximum of nine directors. The board currently consists of one member. Directors are appointed to serve on the board of directors of the Company until such time as they retire or are removed and their successors are appointed. The Board of Directors is responsible for managing the Company's business. The Company will have a valuation committee (the "Valuation Committee") consisting of three people at least one of which will be a member of the Board of Directors. See "Valuation, Total Assets and Net Asset Value".

         The name, municipality of residence, position with the Company and principal occupation of the director and officers are set out below:

NAME AND MUNICIPALITY OF
RESIDENCE                    POSITION WITH THE COMPANY           PRINCIPAL OCCUPATION
------------------------     -------------------------           ---------------------
PETER A. BRAATEN             Director                            Chairman, Brompton Limited
Toronto, Ontario

RAYMOND R. PETHER            President and Chief Executive       President and Chief Executive
Toronto, Ontario             Officer                             Officer, Brompton Limited

MARK A. CARANCI              Chief Financial Officer             Chief Financial Officer, Brompton
Toronto, Ontario                                                 Limited

MOYRA E. MACKAY              Vice-President and Corporate        Vice-President and Corporate
Toronto, Ontario             Secretary                           Secretary, Brompton Limited

         A description of the experience and background relevant to the business of the Company for each of the directors and officers of the Company is set out below.

         PETER A. BRAATEN (DIRECTOR)

         Peter Braaten has over 30 years of experience in the investment business in Canada and the United Kingdom, including experience as Chief Executive Officer of two public companies. Mr. Braaten co-founded Brompton Limited in 2000 and serves as Chairman of Brompton Limited. Prior thereto, Mr. Braaten was President and Chief Executive Officer of Morrison Middlefield Resources Limited and 2M Energy Corp., both public oil and gas companies. Mr. Braaten was one of the founders of the Middlefield Group in 1979 and was a partner of the group from 1981 to 1998. Prior to 1981, Mr. Braaten held a number of positions with an investment management firm, an investment bank and two Canadian chartered banks. Mr. Braaten has also held senior level positions in real estate finance at a Canadian chartered bank and an investment dealer. Mr. Braaten is also a member of the board of directors of Brompton VIP Management Limited, Brompton MVP Management Limited, Brompton SI Fund Management Limited and Brompton EWI Management Limited, the managers of Brompton VIP Income Trust, Brompton MVP Income Fund, Brompton Stable Income Fund and Brompton Equal Weight Income Fund, respectively. Mr. Braaten received an honours Bachelor of Arts degree in economics and mathematics from The University of Western Ontario in 1967 and a Masters of Business Administration from the University of British Columbia in 1969.

         RAYMOND R. PETHER (CHIEF EXECUTIVE OFFICER)

         Raymond Pether has over 25 years of experience in the investment business having held numerous high level banking, real estate development and finance and investment positions. Mr. Pether co-founded Brompton Limited in 2000 and is the President and Chief Executive Officer. He provides direction to all activities of the Brompton Group of Companies. Formerly, Mr. Pether was President and Chief Executive Officer of Western Facilities Fund, a public Income Fund engaged in the operation of oil and gas midstream assets from June 1998 to

April 2001. From January 1994 to August 1999, Mr. Pether was Chief Operating Officer of Morrison Middlefield Resources Limited and from August 1999 to November 2000, he was Executive Vice-President of 2M Energy Corp., both public oil and gas companies. From 1983 to 1993, Mr. Pether was President of Middlefield Resources Limited. From 1994 to June 1998, Mr. Pether was Vice-President of Middlefield Securities Limited and from June 1998 to July 2000, Mr. Pether was Executive Vice-President of Middlefield Securities Limited. Mr. Pether is also Chief Executive Officer of Brompton VIP Management Limited, Brompton MVP Management Limited, Brompton SI Fund Management Limited and Brompton EWI Management Limited, the managers of Brompton VIP Income Trust, Brompton MVP Income Fund, Brompton Stable Income Fund and Brompton Equal Weight Income Fund, respectively. Mr. Pether received a Bachelor of Arts degree in economics from The University of Western Ontario and a Masters of Business Administration from McMaster University.

         MARK A. CARANCI (CHIEF FINANCIAL OFFICER)

         Mark Caranci has over 10 years of financial experience with public and private companies. Mr. Caranci has been the Chief Financial Officer of Brompton Limited since 2000. In addition, Mr. Caranci is Chief Financial Officer of Brompton VIP Management Limited, Brompton MVP Management Limited, Brompton SI Fund Management Limited, and Brompton EWI Management Limited, the managers of Brompton VIP Income Trust, Brompton MVP Income Fund, Brompton Stable Income Fund and Brompton Equal Weight Income Fund, respectively. Formerly, Mr. Caranci was Vice-President at the Middlefield Group from 1996 to 2000. Mr. Caranci has held various senior positions with public companies, including Chief Financial Officer of Western Facilities Fund from December 2000 to April 2001, Vice-President of Finance of 2M Energy Corp. from August 1999 to November 2000, and Vice-President, Finance of Morrison Middlefield Resources Limited, from January 1997 to August 1999. Prior to 1996, Mr. Caranci worked at Price Waterhouse, Chartered Accountants. Mr. Caranci is a Chartered Accountant and is a member of the Ontario Institute of Chartered Accountants and received a Bachelor of Commerce degree from the University of Toronto.

         MOYRA E. MACKAY (VICE-PRESIDENT AND CORPORATE SECRETARY)

         Moyra MacKay has over 25 years of experience in the investment business having held positions in real estate and resource finance and investment and financial services companies. Ms. MacKay is Vice-President and Corporate Secretary of Brompton Limited. In addition, Ms. MacKay is Vice-President and Corporate Secretary of Brompton VIP Management Limited, Brompton MVP Management Limited, Brompton SI Fund Management Limited, and Brompton EWI Management Limited, the managers of Brompton VIP Income Trust, Brompton MVP Income Fund, Brompton Stable Income Fund and Brompton Equal Weight Income Fund, respectively. Ms. MacKay was Vice-President of 2M Energy Corp. from August 1999 to November 2000 and a Vice-President of Morrison Middlefield Resources Limited from July 1998 to August 1999. From June 1996 to September 1999, Ms. MacKay was Vice-President of Middlefield International Limited, which is registered with The Securities and Futures Authority in London, U.K.

REMUNERATION OF DIRECTORS AND OFFICERS OF THE COMPANY

         The fees of the independent directors of the Company, expenses of the directors of the Company and the premiums for directors' and officers' insurance coverage for the directors and officers of the Company will be paid by the Company. Initial compensation for the independent directors of the Company will be $________ per director per year. Except for the independent directors, the officers and directors of the Company will not receive any remuneration from the Company.

BROMPTON GROUP OF COMPANIES

         The Brompton Group of Companies ("Brompton") operates out of offices in Toronto at Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario M5J 2T3. Brompton and its directors and officers have extensive experience in managing financial assets and public and private entities, including the management of closed-end funds. Affiliates of the Manager are the managers of Brompton Equal Weight Income Fund, Brompton VIP Income Trust, Brompton MVP Income Fund and Brompton Stable Income Fund (listed on the Toronto Stock Exchange - symbols - EWI.UN, VIP.UN, MVP.UN and BSR.UN, respectively), closed-end investment trusts that invest in diversified portfolios consisting primarily of units of Canadian income funds, fixed income securities and investment grade securities.

         Brompton has a successful merchant banking operation. It has provided debt and equity capital to a variety of industries including energy, real estate and financial services.

         Brompton Capital Advisors Inc., a wholly-owned subsidiary of Brompton Limited, is registered with the Ontario Securities Commission as an investment counsel, portfolio manager and limited market dealer.

         Brompton typically invests its own capital in the assets and investment vehicles which it manages. In this way, the Manager's interests will be aligned with those of the Shareholders. An affiliate of the Manager has purchased 20,000 Shares for $200,000 for the purposes of organizing the Company and the Manager or one of its affiliates will subscribe for a minimum of 80,000 additional Shares at an aggregate cost of $800,000 in connection with the Offering.

DIRECTORS AND OFFICERS OF THE MANAGER

     The name and municipality of residence of the directors and officers of the Manager are as follows:


   PETER A. BRAATEN        Chairman and Director
    Toronto, Ontario

   MARK A. CARANCI         Chief Financial Officer and Director
    Toronto, Ontario

   MOYRA E. MACKAY         Vice-President and Corporate Secretary and Director
    Toronto, Ontario

   DONALD W.C. LILLIE      President, Chief Executive Officer and Director
    Toronto, Ontario

   RAYMOND R. PETHER       Vice-Chairman and Director
    Toronto, Ontario

   DAVID E. ROODE          Vice-President
    Toronto, Ontario

         A description of the experience and background relevant to the business of the Manager for each of the officers and directors of the Manager (other than Messrs. Lillie and Roode whose experience and background are set forth below) is provided under the heading "Management of the Company - Directors and Officers of the Company".

         DONALD W.C. LILLIE (PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR)

         Don Lillie has over 30 years of business experience and joined Brompton Limited in July 2001. In addition to his responsibilities as President and Chief Executive Officer of the Manager, Mr. Lillie is President of Brompton VIP Management Limited, Brompton MVP Management Limited, Brompton SI Fund Management Limited and Brompton EWI Management Limited, the managers of Brompton VIP Income Trust, Brompton MVP Income Fund, Brompton Stable Income Fund and Brompton Equal Weight Income Fund, respectively, closed-end investment trusts which primarily invest in units of Canadian income funds, high yield and investment grade debt. From January 1994 to July 2001, Mr. Lillie was Chairman and Chief Executive Officer of International Strategic Capital Corp, a securities dealer he founded which provided financial and management services to small/medium sized ventures. From September 1989 to January 1994, Mr. Lillie was President of Middlefield Securities Limited and was actively involved in corporate finance, venture capital and the creation of a number of resource and real estate investments. Prior to 1989, Mr. Lillie held senior positions with Suncor Inc., Gulf Canada Inc., Canterra Energy Inc., and Shell Canada Ltd. with responsibilities including corporate planning, treasury operations, corporate finance and management of a $600 million pension fund and an $800 million short-term investment portfolio. Mr. Lillie also acted as a Pension Fund Investment Advisor for National Trust Company Ltd. Mr. Lillie received an Honours Bachelor of Arts degree in Economics from Lakehead University and a Masters of Business Administration from York University.

         DAVID E. ROODE (VICE-PRESIDENT)

         David Roode has over ten years of business experience in merchant banking and public accounting and joined Brompton in 2002 as Vice-President. Mr. Roode is also the Vice-President of Brompton VIP Management Limited, Brompton MVP Management Limited, Brompton SI Fund Management Limited and Brompton EWI Management Limited, the managers of Brompton VIP Income Trust, Brompton MVP Income Fund, Brompton Stable Income Fund and Brompton Equal Weight Income Fund, respectively. Mr. Roode was Vice-President at Middlefield Bancorp Limited, a publicly-listed merchant bank from 1999 to 2001. From September 1991 to August 1996, he held progressively senior roles at Ernst & Young LLP, lastly as an audit manager. Mr. Roode is a Chartered Accountant and a member of the Ontario Institute of Chartered Accountants. He received a Bachelor of Arts degree in Economics from Queen's University in 1990 and a Masters of Business Administration degree from the University of Western Ontario in 1998.

         No director or officer of the Manager is, or within ten years prior to the date of this prospectus has been, a director, officer or promoter of any issuer that, while such person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the company access to any statutory exemptions for a period of more than 30 consecutive days or was declared a bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency or was subjected to or instituted any proceeding, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that person, except as follows:

         On July 31, 1990, the Ontario Securities Commission made an order ceasing trading by Middlefield Capital Fund and Middlefield Financial Limited in shares of HERO Industries Ltd., a Canadian public corporation, and denying Middlefield Capital Fund and Middlefield Financial Limited access to certain statutory exemptions in respect of trading in shares of HERO Industries Ltd. This cease trade order related to an acquisition of shares of HERO Industries Ltd. by Middlefield Financial Limited for resale to Middlefield Capital Fund, an equity investment fund managed by Middlefield Ventures Limited, an affiliate of Middlefield Financial Limited. This purchase, while made in technical compliance with the requirements of the Securities Act (Ontario), was found by the Ontario Securities Commission to violate the spirit of the Securities Act (Ontario) as it was designed, and had the effect of defeating a formal takeover bid for the shares of HERO Industries Ltd. The order provided that it did not apply to trades in respect of the acceptance of a formal takeover bid made for shares of HERO Industries Ltd. in compliance with the Securities Act (Ontario) and that it would cease to apply upon the completion of a formal takeover bid made by Middlefield Capital Fund or Middlefield Financial Limited, or an associate or an affiliate thereof, in compliance with the Securities Act (Ontario) at a minimum price set out in the order. In October 1996, a wholly-owned subsidiary of Middlefield Financial Limited completed a takeover bid for HERO Industries Ltd. above the threshold price referred to in the order. This resulted in the order ceasing to apply. During the period from July 1990 to October 1996, Peter Braaten was a director and Raymond Pether was an officer of Middlefield Financial Limited.

MANAGEMENT AGREEMENT

         The terms of the Management Agreement were established by the Manager, as manager and promoter of the Company, and the Agents in accordance with what the Manager and the Agents considered to be fair and commercially acceptable to the Company and to purchasers of Shares.

         Pursuant to the Management Agreement, the Manager has authority to advise the Board of Directors as to the management and administration of the business and affairs of the Company. The Manager may, pursuant to the terms of the Management Agreement, delegate certain of its powers to third parties at no additional cost to the Company where, in the discretion of the Manager, it would be in the best interests of the Shareholders to do so. The Manager is required to exercise its powers and perform its duties honestly, in good faith and in the best interests of the Shareholders and to exercise the care, diligence and skill that a reasonably prudent and qualified manager would exercise in comparable circumstances.

         The Manager has co-ordinated the organization of the Company, will work to advise the Company on the development and implementation of all aspects of the communications, marketing and distribution strategies of the Company and will manage the ongoing business and administration of the Company.

         Under the terms of the Management Agreement, the Manager is responsible for providing, or causing to be provided, management and administrative services and facilities to the Company, including, without limitation:

         (a) monitoring relationships with the Custodian, registrar and transfer agent, auditors, legal counsel and other organizations or professionals serving the Company;

         (b) the authorization and payment on behalf of the Company of expenses incurred on behalf of the Company and the negotiation of contracts with third party providers of services (including, but not limited to, custodians, transfer agents, legal counsel, auditors and printers);

         (c) the preparation for approval by the Company of accounting, management and other reports, including quarterly and annual reports to Shareholders, financial statements, tax reporting to Shareholders and income tax returns;

         (d) keeping and maintaining the books and records of the Company and the supervision of compliance by the Company with record keeping requirements under applicable regulatory regimes;

         (e) the calculation of and advising the Company as to the amount, and the frequency, of Distributions by the Company subject to approval or ratification by the Board of Directors;

         (f) assisting the Company with communications and correspondence with Shareholders and the preparation of notices of distributions to Shareholders;

         (g) advising the Company on establishing and monitoring the Distribution Reinvestment Plan, and amending, modifying, suspending or terminating the Distribution Reinvestment Plan in a manner which is in the best interests of Shareholders;

         (h)      ensuring that the Net Asset Value of the Company is published;

         (i) assisting the Company with responses to investors' inquiries and general investor relations in respect of the Company;

         (j) dealing with banks and custodians, including the maintenance of bank records and the negotiation and securing of bank financing or refinancing;

         (k) assisting the Company in obtaining such insurance as appropriate for the Company;

         (l) arranging for the provision of services by CDS for the administration of the Book-Entry Only System with respect to the Shares;

         (m) reviewing fees and expenses charged to the Company and ensuring the timely payment thereof; and

         (n)      (i)      advising the Company to ensure that the Company
                           complies with all applicable regulatory requirements and stock exchange listing requirements;

                  (ii) the preparation and delivery of the Company's reports to, and assisting the Company in dealing with, relevant securities regulatory authorities and any similar organization of any government or any stock exchange to which the Company is obligated to report;

                  (iii) assisting the Company in the organizing of any meetings of Shareholders; and

                  (iv) the provision of such other managerial and administrative services as may be reasonably required for the ongoing business and administration of the Company; and

(o) assuming responsibility for the services provided by the Investment Advisor under the Investment Advisory Agreement, but such responsibility shall not include providing investment advisory or portfolio management services to the Company.

         In consideration for these services, the Company will pay to the Manager the Management Fee and will reimburse the Manager for all reasonable costs and expenses incurred by the Manager on behalf of the Company. See "Fees and Expenses". In addition, the Manager and each of its directors, officers, employees, consultants and agents will be indemnified and reimbursed by the Company to the fullest extent permitted by law against all liabilities and expenses (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Company and counsel fees and disbursements on a solicitor and client basis) reasonably incurred in connection with acting as the Manager or a director, officer, employee, consultant or agent thereof, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which any such person may hereafter be made a party by reason of being or having been the Manager or a director, officer, employee, consultant or agent thereof, except for liabilities and expenses resulting from the person's wilful misconduct, bad faith, negligence, disregard of the Manager's duties or standard of care, diligence and skill or material breach or default of the Manager's obligations under the Management Agreement.

         The Company will pay to the Manager a Service Fee (calculated quarterly and paid as soon as practicable after the end of each calendar quarter) equal to 0.25% per annum of the Net Asset Value of Shares held at the end of the relevant quarter by clients of dealers, plus any applicable taxes. The Service Fee will be applied by the Manager to pay a service fee in an equivalent aggregate amount, plus applicable taxes, to dealers based on the number of Shares held by the clients of such dealers at the end of the relevant quarter.

         The Management Agreement may be terminated at any time by the Company on 60 days' written notice with the approval of the Shareholders by an Ordinary Resolution passed at a duly convened meeting of Shareholders called for the purpose of considering such Ordinary Resolution providing that Shareholders holding at least 10% of the Shares outstanding on the record date of the meeting vote in favour of such Ordinary Resolution. The Management Agreement may be terminated by the Company at any time on 30 days' written notice to the Manager in the event of the persistent failure of the Manager to perform its duties and discharge its obligations under the Management Agreement, or the continuing malfeasance or misfeasance of the Manager in the performance of its duties under the Management Agreement. The Management Agreement may be terminated immediately by the Company in the event of the commission by the Manager of any fraudulent act and shall be automatically terminated if the Manager becomes bankrupt, insolvent or makes a general assignment for the benefit of its creditors. The Manager may assign the Management Agreement to an affiliate of the Manager at any time. The Manager may resign upon 120 days' notice to the Company. Other than fees and expenses payable to the Manager pursuant to the Management Agreement up to and including the date of termination, no additional payments will be required to be made to the Manager as a result of any termination.

         The services of the Manager and the officers and directors of the Manager are not exclusive to the Company. The Manager and its affiliates and associates (as defined in the Securities Act (Ontario)) may, at any time, engage in any other activity including the administration of any other fund or trust.

          THE INVESTMENT ADVISOR AND THE INVESTMENT ADVISORY AGREEMENT

THE INVESTMENT ADVISOR

         The Company has engaged INVESCO Real Estate, whose principal office is Three Gallery Tower, Suite 500, 13155 Noel Road, Dallas, Texas, 75420 as the investment advisor to implement the Investment Strategy and to select and manage the Company's investments. INVESCO Real Estate is the real estate management division of INVESCO Institutional (N.A.), Inc., a subsidiary of AMVESCAP, PLC, an international investment management company that manages approximately US$348 billion in assets worldwide as of June 30, 2003. AMVESCAP, PLC is based in London, U.K., with money managers located in Europe, North and South America and the Far East. INVESCO Institutional (N.A.), Inc. is the North American institutional division of AMVESCAP, PLC.

         All real estate investment management services within the AMVESCAP, PLC organization are provided through INVESCO. As of June 30, 2003 INVESCO managed or provided advisory services in respect of US$12.7 billion in real estate investments, including US$2.6 billion in U.S. real estate securities (public REITs) portfolios,

US$7.5 billion in U.S. direct real estate portfolios, and US$2.6 billion in European direct real estate portfolios. INVESCO employed approximately 145 individuals in seven cities as of June 30, 2003.

SERVICES TO BE PROVIDED BY THE INVESTMENT ADVISOR

         INVESCO will provide investment advisory and portfolio management services to the Company with respect to the REIT Portfolio. Decisions as to the purchase and sale of REIT Portfolio securities, as to the amount of borrowing and the amount of other forms of leverage by the Company and as to the execution of all portfolio transactions will be made by INVESCO, in accordance with and subject to the terms of the Investment Advisory Agreement. Subject to the terms of the Investment Advisory Agreement, INVESCO will implement the Investment Strategy and determine security type, and industry weighting for the REIT Portfolio on an ongoing basis. INVESCO will seek specific investment opportunities where it believes there is a positive divergence between the potential return and the underlying risk inherent in the security. In making this determination, INVESCO will use a review process that includes assessment and analysis of financial leverage, credit risk, business risk, industry risk, currency risk, issuer size, liquidity and volatility of the investment.

INVESTMENT APPROACH AND PROCESS

         INVESCO believes that over the long term, a real estate security's performance will be determined by: (i) property market cycles; (ii) quality of real estate assets; and (iii) expertise of the management team. INVESCO combines fundamental real estate market and property analysis with a disciplined securities selection process. INVESCO compares current equity valuation levels relative to long-term cash flow growth, the value of the underlying real estate assets, and management's proven ability to produce high returns in the construction and operations of real estate securities portfolios.

         INVESCO's investment process is team oriented and relies upon seasoned securities and real estate professionals. The investment team is composed of three portfolio managers and three analysts that are exclusively focused on investing and analyzing real estate securities. Each purchase and sell decision is arrived at by consensus of the three portfolio managers. Each analyst is teamed with a portfolio manager to provide research coverage of the various property types.

         INVESCO focuses its analytical efforts on equity REITs. Each REIT is analyzed as a security using fundamental research and pricing components to identify attractively priced securities of companies with relatively favourable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the REIT Portfolio include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, asset quality, management depth and skill, corporate governance, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The resources available to portfolio managers and analysts managing the REIT Portfolio include in-house property market research, market and cost data from management of direct real estate portfolios, Wall Street analysts and various industry reports. Portfolio managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favourable prospects for dividend stability, coverage and growth. The investment team participates in quarterly earnings conference calls with management and regularly updates their own outlook for earnings and investment potential of securities within the investment universe.

         INVESCO's market and company research endeavours to focus investment efforts on those firms that demonstrate favourable prospects for satisfactory levels of dividend growth and coverage, earnings growth, balance sheet flexibility and ample debt service capacity. The firms with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors on which INVESCO focuses are: yield, earnings growth, earnings consistency, estimate revisions, assets to price and cash flow to price. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favourable long-term prospects. INVESCO will also consider the relative liquidity of each security in the construction of the REIT Portfolio.

         In order to control risk, INVESCO will endeavour to maintain a portfolio with exposure to many different securities representing major property types and geographic areas. However, INVESCO's stock selection disciplines and fundamental real estate market and property type analyses may lead INVESCO to overweight or underweight particular property types and/or geographic regions from time to time.

PRINCIPAL PORTFOLIO MANAGERS OF THE INVESTMENT ADVISOR

         The principal portfolio managers of the Investment Advisor who will be responsible for the investment management of the Company and who will jointly make the active asset and sector allocation decisions for the REIT Portfolio are as follows:


NAME AND MUNICIPALITY OF RESIDENCE         POSITION WITH THE INVESTMENT ADVISOR
----------------------------------         ------------------------------------
JOE V. RODRIGUEZ, JR.                      Director of Securities Management
Dallas, Texas

JAMES W. TROWBRIDGE                        Associate Partner, Portfolio Manager
Dallas, Texas

MARK BLACKBURN                             Associate Partner, Portfolio Manager
Dallas, Texas


         JOE V. RODRIGUEZ, JR. (DIRECTOR OF SECURITIES MANAGEMENT)

         Joe Rodriguez is a Global Partner for AMVESCAP, PLC and is the head of real estate securities for INVESCO. In addition to portfolio management, Mr. Rodriguez oversees all phases of the unit including securities research and administration. He has previously served on the Editorial Board for the National Association of Real Estate Investment Trusts and the Editorial Board for Institutional Real Estate Securities Newsletter. He has published articles for The Institute for Fiduciary Education and Real Estate Finance and was a contributing author to Real Estate Investment Trusts: Structure Analysis and Strategy, a book published by McGraw Hill. He is a member of the National Association of Business Economists, American Real Estate Society and the Institute of Certified Financial Planners. He has also served as adjunct professor of economics at the University of Texas at Dallas. He holds a Bachelor of Business Administration degree in Economics and Finance and a Master of Business Administration degree in Finance from Baylor University. Mr. Rodriguez has 19 years of investment experience. He joined INVESCO in 1990.

         JAMES W. TROWBRIDGE (ASSOCIATE PARTNER, PORTFOLIO MANAGER)

         James Trowbridge is a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management Team. With over 28 years of real estate investment experience for major institutional investors, Mr. Trowbridge is responsible for integrating this knowledge into INVESCO's publicly traded real estate securities investments. He specializes in analyzing market and property level supply and demand relationships and evaluating REIT company strategic direction and management.

         Prior to joining INVESCO, he spent five years as a senior real estate officer for Lincoln National Life Insurance Company, and also represented correspondent institutions in their real estate investments for eight years while he was with Dallas-based Joyner Mortgage Company. He has an extensive background in evaluating commercial real estate investments and securities.

         Mr. Trowbridge received a Bachelor of Science degree in Finance from Indiana University, with graduate work also at Indiana. He has completed numerous appraisal and income property courses sponsored by the American Appraisal Institute and the Mortgage Bankers Association. He is a member of NAREIT. Mr. Trowbridge joined INVESCO in 1989.

         MARK BLACKBURN (ASSOCIATE PARTNER, PORTFOLIO MANAGER)

         Mark Blackburn is a Portfolio Manager and a member of the U.S. Real Estate Securities Portfolio Management and Research Teams. His current duties are as a Portfolio Manager and Director of Securities

Research in the real estate securities business. Prior to joining INVESCO in 1998, he spent 2 1/2 years with a regional brokerage firm, most recently as an associate director of the Research department where he focused on equity securities research and recommendations in several real estate-related sectors. He has approximately 16 years of experience in institutional investing and risk management along with a background in evaluating the high-yield and convertible securities markets. Mr. Blackburn received his Bachelor of Science degree in Accounting from Louisiana State University and his Master of Business Administration degree from Southern Methodist University. He is a Chartered Financial Analyst (CFA(R)) and a Certified Public Accountant (CPA). He is also a member of the National Association of Real Estate Investment Trusts (NAREIT) and a member of NAREIT's Best Financial Practices Council.

INVESTMENT ADVISORY AGREEMENT

         The Investment Advisory Agreement between the Company and INVESCO, unless terminated as described below, will continue from year to year as long as its continuation is approved at least annually by the Board of Directors as required under the 1940 Act. The Investment Advisory Agreement may be terminated at any time by either party on not more than 60 days' written notice.

         In the Investment Advisory Agreement, INVESCO covenants to act at all times on a basis which is fair and reasonable to the Company, to act honestly and in good faith with a view to the best interests of the Company and, in connection therewith, to exercise the degree of care, diligence and skill that a reasonably prudent portfolio manager would exercise in the circumstances. The Investment Advisory Agreement provides that INVESCO will not be liable in any way for any default, failure or defect in any of the securities comprising the REIT Portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth above. The Investment Advisory Agreement also provides that INVESCO and its officers, directors and employees (collectively, "Indemnified Persons") will be indemnified out of the assets of the Company only, against all liabilities, losses and expenses incurred by any of them in connection with the services rendered by it to the Company, unless an Indemnified Person is finally adjudicated to have committed an act or omission involving wilful misfeasance, bad faith, negligence or reckless disregard of such person's duties under the Investment Advisory Agreement.

         In the event that the Investment Advisory Agreement is terminated as provided above, the Board of Directors shall promptly appoint a successor investment advisor to carry out the activities of INVESCO until a meeting of Shareholders is held to confirm such appointment.

         In consideration for these services, the Company will pay the Investment Advisor the Investment Advisory Fee. In addition, the Investment Advisor and each of its directors, officers, employees, consultants and agents will be indemnified and reimbursed by the Company to the fullest extent permitted by law against all liabilities and expenses (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Company and counsel fees and disbursements on a solicitor and client basis) reasonably incurred in connection with acting as the Investment Advisor or a director, officer, employee, consultant or agent thereof, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which any such person may hereafter be made a party by reason of being or having been the Investment Advisor or a director, officer, employee, consultant or agent thereof, except for liabilities and expenses resulting from the person's wilful misconduct, bad faith, negligence, disregard of the Investment Advisor's duties or standard of care, diligence and skill or material breach or default of the Investment Advisor's obligations under the Investment Advisory Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Advisor is responsible for selecting members of securities exchanges, brokers and investment dealers for the execution of transactions in respect of the REIT Portfolio and, when applicable, the negotiation of commissions in connection therewith. The Company will be responsible to pay those commissions. Subject to the supervision of the Board of Directors, INVESCO makes decisions to buy and sell securities, selects broker-dealers, effects the Company's portfolio transactions, allocates brokerage fees and, where applicable negotiates commission and spreads on transactions. In placing all trades of the Company, INVESCO will seek "best price and execution". INVESCO considers the following factors, among others, in the selection of brokers:

         (a) the ability of the broker to execute securities transactions so that total costs or proceeds of each transaction are the most favourable under the circumstances;

         (b) execution and operational capabilities of competing brokers, including their ability to satisfy INVESCO's trading requirements;

         (c) the quality of investment research services provided by the broker;

         (d) the broker's reputation for integrity and sound financial condition and practices;

         (e)      acceptable standards of timely and accurate record keeping;
                  and

         (f)      fair resolution of disputes.

         Consistent with standards of seeking to obtain favourable execution, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO advised funds and accounts.

         The Company does not intend to pay brokerage commissions to brokers affiliated with the Company, the Investment Advisor or the Manager.

                                 USE OF PROCEEDS

         The Company will realize net proceeds from the sale of Shares as follows:

                                                                                        MAXIMUM OFFERING AND
                                                          MINIMUM         MAXIMUM        EXERCISE OF OVER-
                                                          OFFERING        OFFERING       ALLOTMENT OPTION
                                                          --------        --------       ----------------
Gross Proceeds to the Company......................        $____          $____                $____
Agents' Fees.......................................        $____          $____                $____
Estimated Expenses of Issue........................        $____          $____                $____
Net Proceeds to the Company........................        $____          $____                $____

         The Agents' fees and all other expenses of the Offering (including the cost of creating and organizing the Company, the cost of preparing and printing this prospectus, legal expenses of the Company and the Agents, and certain other expenses) will be paid by the Company out of the gross proceeds of the Offering.

         The Company will use the net proceeds of this Offering (including any net proceeds from the exercise of the Over-Allotment Option) to acquire the REIT Portfolio.

                                FEES AND EXPENSES

INITIAL FEES AND EXPENSES

         The expenses of the Offering (including the costs of creating and organizing the Company, the costs of printing and preparing the prospectus, legal expenses, marketing expenses and other reasonable out-of-pocket expenses incurred by the Agents) and other incidental expenses will be paid out of the gross proceeds of the Offering. The expenses of the Offering are estimated to be $________. In addition, the Agents' fee will be paid to the Agents from the gross proceeds as described under "Plan of Distribution".

MANAGEMENT FEES

         The Manager will receive an annual fee equal to ___% per annum of Net Asset Value, calculated and payable monthly in arrears, plus any applicable taxes, for services as the manager of the Company.

INVESTMENT ADVISORY FEES

         The Investment Advisor will receive an annual fee equal to ___% per annum of Net Asset Value, calculated and payable monthly in arrears, for services as the Investment Advisor of the Company.

SERVICE FEE

         The Company will pay to the Manager a Service Fee (calculated quarterly and paid as soon as practicable after the end of each calendar quarter) equal to 0.25% per annum of the Net Asset Value of Shares held at the end of the relevant quarter by clients of dealers, plus any applicable taxes. The Service Fee will be applied by the Manager to pay a service fee in an equivalent aggregate amount, plus applicable taxes, to dealers based on the number of Shares held by clients of such dealers at the end of the relevant quarter for personal services or the maintenance of accounts. The Service Fee payable to the Manager and the service fee payable by the Manager in respect of the quarter in which Closing occurs shall be pro rated based on the fraction that the number of days from and including the Closing Date to and including the last day of such quarter is of the number of days in such quarter.

ONGOING EXPENSES

         The Company will pay all expenses incurred in connection with the operation and administration of the Company, including, without limitation to the extent applicable, custodial fees, legal, audit and valuation fees and expenses, fees of the independent directors of the Company, expenses of the directors of the Company, premiums for directors' and officers' insurance coverage for the directors and officers of the Company, Shareholder reporting costs, registrar, transfer and distribution agency costs, printing and mailing costs, listing fees and expenses and other administrative expenses and costs incurred in connection with the Company's continuous public filing requirements and investor relations, taxes, brokerage commissions, costs and expenses relating to the issue of Shares, costs and expenses of preparing financial and other reports, costs and expenses arising as a result of complying with all applicable laws, regulations and policies and all amounts paid by the Company on account of the indebtedness of the Company. Such expenses will also include expenses of any action, suit or other proceedings in which or in relation to which the Manager, the Investment Advisor or the Custodian and/or any of their respective officers, directors, employees, consultants or agents is entitled to indemnity by the Company.

         The Manager estimates that ongoing expenses, exclusive of the Management Fee, the Investment Advisory Fee, the Service Fee, debt service and other costs related to the Loan Facility and brokerage expenses related to portfolio transactions, will be approximately $__ per year.

ADDITIONAL SERVICES

         Any arrangements for additional services between the Company and the Manager, or any affiliate thereof, that have not been described in this prospectus shall be on terms that are no less favourable to the Company than those available from arm's length parties (within the meaning of the Canadian Tax Act) for comparable services and the Company shall pay all expenses associated with such additional services.

                   VALUATION, TOTAL ASSETS AND NET ASSET VALUE

         The Net Asset Value per Share on any Valuation Date shall be calculated by dividing the Net Asset Value on such Valuation Date by the total number of Shares outstanding on such Valuation Date before giving effect to any issue or redemption of Shares. The Manager will calculate the Net Asset Value per Share as at the close of business on each Valuation Date. The Valuation Date will, at a minimum, be Thursday of each week, or if any Thursday is not a Business Day, the immediately preceding Business Day, and the last Business Day of each month, and includes any other date on which the Manager elects, in its discretion, to calculate the Net Asset Value per Share. The Company will make available to the financial press for publication on a weekly basis the Net Asset Value per Share. Such information will be provided by the Company to Shareholders on request by calling 1-416-642-6000 or through the Internet at www.bromptongroup.com.

         For the purpose of calculating Net Asset Value per Share on such Valuation Date, Net Asset Value will be calculated by subtracting the aggregate amount of the Company's liabilities from the Total Assets of the Company. The Total Assets on such Valuation Date will be determined as follows:

         (a) the value of any cash on hand or on deposit, bill, demand note and account receivable, prepaid expense, distribution, dividend or other amount received (or declared to holders of record of securities owned by the Company on a date before the Valuation Date as of which the Total Assets are being determined, and to be received) and interest accrued and not yet received, shall be deemed to be the full amount thereof provided that if the Manager has determined that any such deposit, bill, demand note, accounts receivable, prepaid expense, distribution, dividend or other amount received (or declared to holders of record of securities owned by the Company, on a date before the Valuation Date as of which the Total Assets are being determined, and to be received) or interest accrued and not yet received is not otherwise worth the full amount thereof, the value thereof shall be deemed to be such value as the Valuation Committee determines to be the fair market value thereof;

         (b) the value of any security which is listed or traded upon a stock exchange (or if more than one, on the principal stock exchange for the security, as determined by the Manager) shall be determined by taking the latest available sale price of recent date, or lacking any recent sales or any record thereof, the simple average of the latest available offer price and the latest available bid price (unless in the opinion of the Manager such value does not reflect the value thereof and in which case the latest offer price or bid price shall be used), as at the Valuation Date on which the Total Assets are being determined, all as reported by any means in common use;

         (c) the value of any security which is traded over-the-counter will be priced at the average of the last bid and asked prices quoted by a major dealer in such securities;

         (d) the value of any security or other asset for which a market quotation is not readily available will be its fair market value on the Valuation Date as determined pursuant to procedures adopted by the Board of Directors (generally such securities will be valued at cost until there is a clear indication of an increase or decrease in value);

         (e) listed securities subject to a hold period will be valued as described above with an appropriate discount as determined by the Valuation Committee, and investments in private companies and other assets for which no published market exists will be valued at the lesser of cost and the most recent value at which such securities have been exchanged in an arm's length transaction which approximates a trade effected in a published market, unless a different fair market value is determined to be appropriate by the Valuation Committee; and

         (f) the value of any security or property to which, in the opinion of the Manager, the above principles cannot be applied (whether because no price or yield equivalent quotations are available as above provided, or for any other reason) shall be the fair market value thereof determined in good faith in such manner as the Valuation Committee thereof from time to time adopts.

         The Net Asset Value per Share will be calculated in Canadian dollars. Any market price reported in currency other than Canadian dollars shall be translated into Canadian currency at the rate of exchange available to the Company from the Custodian on the Valuation Date on which the Total Assets are being determined.

         THE PROCESS OF VALUING INVESTMENTS FOR WHICH NO PUBLIC MARKET EXISTS IS BASED ON INHERENT UNCERTAINTIES AND THE RESULTING VALUES MAY DIFFER FROM VALUES THAT WOULD HAVE BEEN USED HAD A READY MARKET EXISTED FOR THE INVESTMENTS AND MAY DIFFER FROM THE PRICES AT WHICH THE INVESTMENTS MAY BE SOLD.

                 DISTRIBUTIONS AND REINVESTMENTS OF THE COMPANY

MONTHLY DISTRIBUTIONS

         Commencing in the month following the calendar month in which Closing occurs, and on a monthly basis thereafter, cash Distributions will be declared and each Shareholder of record at the close of business on the last Business Day of that month will be entitled to receive a monthly Distribution payable not later than the tenth Business Day of the subsequent month. Shareholders will be entitled to participate equally in respect of each Share held with respect to any and all Distributions made by the Company. Currently the intention is to generate monthly cash Distributions of $___ per Share ($___ per annum). The initial Distribution will be payable to Shareholders of record on ______ and will be paid no later than ______. The Company may make other Distributions at any time in addition to monthly Distributions, if the Manager considers it appropriate to do so.

         It is expected that monthly cash Distributions from the Company will primarily be derived from distributions and interest income received on the REIT Portfolio and, in certain circumstances, from net realized capital gains from the disposition of securities included in the REIT Portfolio, less estimated expenses and estimated taxes payable by the Company, if any.

         Many of the issuers of the securities in which the Company will invest are entitled to tax deductions relating to the nature of their assets, with the result that their cash distributions are anticipated to exceed the amount required to be included in the income of the recipients for some period of time. Cash Distributions received by Shareholders from the Company in a year are generally expected to exceed the amount of dividends declared by the Company and to include returns of capital, which may not be taxable for some period of time.

         The distributions received by the Company from issuers whose securities are included in the REIT Portfolio may vary from month to month and certain of these issuers may pay distributions less frequently than monthly, with the result that the monthly cash available for distribution to Shareholders could vary and there can be no assurance that the Company will make any Distributions in any particular month or months. If the monthly cash available for Distributions to Shareholders is consistently higher or lower than $______ per Share, then the Manager on behalf of the Company may re-evaluate its distribution policy. In order to achieve the targeted monthly Distribution of $______ per Share, the Company will be required to generate an average annual return on the REIT Portfolio of approximately ___% assuming that gross proceeds of the Offering are $______ million, offering expenses including fees payable to the Agents are $______ million, the Company borrows an amount equal to approximately ___% of its Total Assets at a rate of ____% per annum to purchase additional securities for the REIT Portfolio, annual operating expenses for the Company are $______ and that the Net Asset Value per Share does not change. THERE IS NO GUARANTEE THAT THE REQUISITE ___% RETURN WILL BE ACHIEVED BY THE COMPANY. IF SUCH RETURN IS NOT ACHIEVED, MONTHLY DISTRIBUTIONS BY THE COMPANY MAY FALL SHORT OF THE TARGET.

DISTRIBUTION REINVESTMENT PLAN

         The Company will adopt, on or prior to the Closing, the Distribution Reinvestment Plan so that, subject to obtaining any necessary regulatory approvals, all Distributions shall be automatically reinvested on each Shareholder's behalf, at the election of each such Shareholder, pursuant to the Distribution Reinvestment Plan in accordance with the provisions of the Distribution Reinvestment Plan Agency Agreement. The Company will, to the extent permitted under applicable laws and stock exchange rules, use Distributions to acquire, through purchases in the market on behalf of each Shareholder that has elected to have his or her Distributions automatically reinvested, additional Shares.

         Distributions due to the Plan Participants (after deducting applicable withholding taxes) shall be applied, on behalf of Plan Participants, to purchase additional Shares. Such purchases will be made in the market. The number of Shares which will be acquired by a Shareholder who participates in the Distribution Reinvestment Plan will be equal to the amount of the Distribution which the Shareholder would otherwise have received in cash divided by the average purchase price of Shares acquired by the Company which have been acquired to meet the demand of Shareholders pursuant to the Distribution Reinvestment Plan, subject to the pro rata allocation referred to below. No fractional Shares will be acquired, and in lieu of any fractional Shares which the Shareholder would otherwise be entitled to such Shareholder will receive cash.

         If the Shares are thinly traded, purchases in the market under the Distribution Reinvestment Plan may significantly affect the market price. Depending on market conditions, direct reinvestment of cash Distributions by Shareholders in the market may be more, or less, advantageous than the reinvestment arrangements under the Distribution Reinvestment Plan. The Shares purchased in the market will be allocated on a pro rata basis to the Plan Participants. The Plan Agent will furnish to each Plan Participant a report of the Shares purchased for the Plan Participant's account in respect of each Distribution and the cumulative total purchased for that account. The Plan Agent's charges for administering the Distribution Reinvestment Plan and all brokerage fees and commissions in connection with purchases in the market pursuant to the Distribution Reinvestment Plan will be paid by the Company. The automatic reinvestment of Distributions under the Distribution Reinvestment Plan will not relieve participants of any income tax or U.S. withholding tax applicable to those Distributions. See "Canadian Federal Income Tax Considerations" and "U.S. Federal Income Tax Considerations".

         A Shareholder may elect to participate in the Distribution Reinvestment Plan by notifying CDS in writing via the applicable CDS Participant, who will then appropriately instruct the Plan Agent, no later than two Business Days prior to the Record Date in respect of each Distribution in which the Shareholder intends to participate. That notice, if actually received by the Plan Agent no later than the close of business on the Business Day immediately preceding the Record Date, will have effect for the next Distribution. If a Shareholder who is participating in the Distribution Reinvestment Plan chooses to move his or her brokerage account in which Shares are held to another CDS Participant, such Shareholder may not be able to continue participating in the Distribution Reinvestment Plan as a result of moving his or her brokerage account to a different CDS Participant. Unless the Plan Agent is provided written notice of a Shareholder's intention to participate in the Distribution Reinvestment Plan in such manner, Distributions to Shareholders will be made in cash. A Shareholder who is a participant in the Distribution Reinvestment Plan may opt out of the Distribution Reinvestment Plan by notifying CDS in writing via the applicable CDS Participant who will then appropriately instruct the Plan Agent, no later than two Business Days prior to the Record Date in respect of each Distribution for which the Shareholder no longer wishes to participate. The Manager may terminate the Distribution Reinvestment Plan in its sole discretion on not less than 30 days' notice to the Plan Participants. The Manager may also amend, modify or suspend the Distribution Reinvestment Plan at any time in its sole discretion, provided that it gives notice of that amendment, modification or suspension to Shareholders. The Company is not required to issue Shares into any jurisdiction where that issuance would be illegal.

         Additional information about the Distribution Reinvestment Plan may be obtained by Shareholders by writing to the Manager at Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario, M5J 2T3, by calling 1-416-642-6000 or through the Internet at www.bromptongroup.com.

                              PLAN OF DISTRIBUTION

         Pursuant to the Agency Agreement, the Agents have agreed to act as, and have been appointed as, the sole and exclusive agents of the Company to offer the Shares for sale to the public in Canada, on a best efforts basis, if, as and when issued by the Company. The Shares will be issued at a price of $10.00 per Share. In consideration for their services in connection with this Offering, the Agents will be paid a fee of $0.525 per Share sold under the Offering and will be reimbursed for reasonable out of pocket expenses incurred by them. The Agents' fees and expenses will be paid by the Company out of the proceeds of the Offering. The Agents may form a sub-agency group including other qualified investment dealers and limited market dealers and determine the fee payable to the members of such group, which fee will be paid by the Agents out of their fees. While the Agents have agreed to use their best efforts to sell the Shares offered hereby, the Agents will not be obligated to purchase any Shares which are not sold.

         Newport Securities Inc., one of the Agents, is registered as a limited market dealer with the Ontario Securities Commission. Accordingly, Newport Securities Inc. may only make sales pursuant to the Offering for which the exemptions from the registration requirement are not available to it as a market intermediary by virtue of Subsection 206(1) of the Regulation made under the Securities Act (Ontario) or Section 3.4 of Ontario Securities Commission Rule 45-501.

         The Company has granted to the Agents the Over-Allotment Option, which is exercisable for a period until 30 days after the Closing and gives the Agents the right to offer additional Shares in an amount up to 15% of the aggregate number of Shares sold on Closing on the same terms as set forth above. To the extent that the Over-Allotment Option is exercised, the additional Shares will be offered at the Offering Price hereunder and the Agents will be paid a fee of $0.525 per Share in respect of Shares purchased pursuant to the exercise of the Over-Allotment Option. This prospectus qualifies the distribution of the Over-Allotment Option and the Shares issuable upon the exercise of the Over-Allotment Option.

         Subscription amounts received in trust will be held in segregated accounts with a depository who is a registered dealer, bank or trust company until the minimum amount of the Offering has been obtained. If subscriptions for a minimum of _____ Shares (or $______) have not been received by ___________, 2003, the Offering may not continue without the consent of the securities regulatory authorities and those who have subscribed for Shares on or before such date. The maximum number of Shares which will be sold pursuant to the Offering is _____ Shares (or $______). Under the terms of the Agency Agreement, the Agents may, at their discretion on the basis of their assessment of the state of the financial markets and upon the occurrence of certain stated events, terminate the Agency Agreement and withdraw all subscriptions for Shares on behalf of subscribers.

         In the event the minimum Offering is not achieved and the necessary consents are not obtained or, if the Closing does not occur for any reason, subscription proceeds received from prospective purchasers in respect of the Offering will be returned to such purchasers promptly without interest or deduction. Subscriptions for Shares will be received subject to rejection or allotment in whole or in part. The right is reserved to close the subscription books at any time without notice. The Closing will take place on or about ___________, 2003 or such later date as the Company and the Agents may agree, but in any event not later than _________, 2003.

         There is currently no market through which the Shares can be sold. Accordingly, the Offering Price for the Shares was determined by negotiation between the Agents and the Manager on behalf of the Company.

         Pursuant to policy statements of the Ontario Securities Commission and the Commission des valeurs mobilieres du Quebec, the Agents may not, throughout the period of distribution under this prospectus, bid for or purchase Shares. The foregoing restriction is subject to exceptions, on the condition that the bid or purchase is not engaged in for the purpose of creating actual or apparent active trading in, or raising the price of, the Shares. These exceptions include a bid or purchase permitted under the by-laws and rules of the Toronto Stock Exchange relating to market stabilization and passive market-making activities and a bid or purchase made for or on behalf of a customer where the order was not solicited during the period of distribution. Subject to the foregoing and applicable laws, an Agent may, in connection with this Offering, over-allot or effect transactions in connection with its over-allotted position. Such transactions, if commenced, may be discontinued at any time.

         Pursuant to the Agency Agreement, the Company and the Manager have agreed to indemnify the Agents and their directors, officers and employees against certain liabilities.

         The Company has agreed with the Agents not to, directly or indirectly, sell, issue, offer to sell or issue any of its Shares or other securities (or announce publicly its intention to do so) for a period of 90 days following the Closing Date without the consent of RBC Dominion Securities Inc., such consent not to be unreasonably withheld or delayed. An affiliate of the Manager has purchased 20,000 Shares for $200,000 for the purpose of organizing the Company and the Manager or one of its affiliates will subscribe for a minimum of 80,000 additional Shares at an aggregate cost of $800,000 in connection with the Offering and has also agreed with the Agents not to, directly or indirectly, sell, offer to sell, contract to sell, make a short sale, assign, trade, lend or otherwise dispose of or transfer such Shares for a period of ___ days following the Closing Date, without the consent of RBC Dominion Securities Inc., such consent not to be unreasonably withheld or delayed. Any hedging transactions involving the Shares may not be conducted unless in compliance with the United States Securities Act of 1933, as amended (the "Securities Act").

         The Shares have not been, and will not be, registered under the Securities Act, and have not been registered or qualified under any state securities or "Blue Sky" law of the United States. Shares will not be offered or sold in the United States or to U.S. persons. Accordingly, the Shares may not be sold, transferred or otherwise disposed of in the United States or to any U.S. person. For this purpose the terms "United States" and "U.S. Person" have the meanings given by Regulation S promulgated under the Securities Act.

                   CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

         In the opinion of Osler, Hoskin & Harcourt LLP, counsel to the Company, and Davies Ward Phillips & Vineberg LLP, counsel to the Agents, the following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations generally applicable to the acquisition, holding and disposition of Shares by a holder of Shares who has acquired Shares pursuant to this prospectus and who, for purposes of the Canadian Tax Act and at all relevant times, is resident or deemed to be resident in Canada, deals at arm's length and is not affiliated with the Company and holds Shares as capital property (a "Holder"). Generally, Shares will be considered to be capital property to a Holder provided the Holder does not hold the Shares in the course of carrying on a business or trading or dealing in securities and has not acquired the Shares in one or more transactions considered to be an adventure in the nature of trade. This summary does not apply to a holder of Shares with respect to whom the Company is or will be a foreign affiliate within the meaning of the Canadian Tax Act, a holder of Shares who holds, together with persons with whom such holder does not deal at arm's length for purposes of the Canadian Tax Act, more than 10% of the Shares issued by the Company, nor does it apply to a holder of Shares that is a financial institution for purposes of the special mark-to-market regime in the Canadian Tax Act or that is a "specified financial institution" for purposes of the Canadian Tax Act.

         This summary is based on the current provisions of the Canadian Tax Act, the regulations thereunder (the "Regulations"), counsel's understanding of the current administrative and assessing policies and practices of the Canada Customs and Revenue Agency and all specific proposals to amend the Canadian Tax Act and the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof including the Draft Amendments and a comfort letter (the "Comfort Letter") issued by the Department of Finance (Canada) in respect of proposed changes to the Draft Amendments (the "Tax Proposals"), and assumes that they will be enacted substantially as proposed (taking the Comfort Letter into account), although no assurance in this regard can be given. This summary does not otherwise take into account or anticipate any changes in law, whether by legislative, government or judicial action or interpretation, nor does it take into account provincial, territorial or foreign income tax legislation or considerations. This summary relies upon a certificate of the Agents as to certain matters relating to the distribution of the Shares. This summary assumes that the Company will qualify as a "regulated investment company" for the purposes of Sections 851(b) and 852(a) of the Code.

         THIS SUMMARY IS NOT EXHAUSTIVE OF ALL POSSIBLE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO AN INVESTMENT IN SHARES. MOREOVER, THE INCOME AND OTHER TAX CONSEQUENCES OF ACQUIRING, HOLDING OR DISPOSING OF SHARES WILL VARY DEPENDING ON THE INVESTOR'S PARTICULAR CIRCUMSTANCES. ACCORDINGLY, THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE NOR SHOULD IT BE CONSTRUED AS LEGAL OR TAX ADVICE TO ANY PARTICULAR INVESTOR. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR ADVICE WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF AN INVESTMENT IN SHARES, BASED ON THEIR OWN PARTICULAR CIRCUMSTANCES.

DISTRIBUTIONS ON SHARES

         Dividends (within the meaning of the Canadian Tax Act) on Shares, including dividends automatically reinvested in Shares under the Distribution Reinvestment Plan, will be required to be included in the Holder's income for the purposes of the Canadian Tax Act. The amount of the dividends will include any U.S. non-resident withholding tax withheld on the dividends. A Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Canadian Tax Act generally applicable to dividends received from taxable Canadian corporations. A Holder that is a corporation will not be entitled to deduct the amount of such dividends in computing income. A Holder that is a Canadian-controlled private corporation may be liable to pay an additional refundable tax of 6 2/3% on such dividends. U.S. non-resident withholding tax on these dividends will generally be eligible for foreign tax credit or deduction treatment in accordance with the detailed rules and subject to the limitations under the Canadian Tax Act.

         A return of capital to a Holder will not be included in the Holder's income for the year. Such amount, however, will reduce the adjusted cost base of the Holder's Shares.

DISPOSITION OF SHARES

         On the disposition or deemed disposition of a Share, a Holder will realize a capital gain (or capital loss) to the extent that the Holder's proceeds of disposition exceed (or are less than) the adjusted cost base of the Share immediately before disposition and any reasonable costs of disposition. One-half of any capital gain (a "taxable capital gain") realized on the disposition of Shares will be included in the Holder's income and one-half of any capital loss (an "allowable capital loss") will be deducted from taxable capital gains in accordance with the provisions of the Canadian Tax Act. Any excess of allowable capital losses over taxable capital gains may be carried back up to three taxation years or carried forward indefinitely and deducted against net taxable capital gains in those other years to the extent and in the circumstances set out in the Canadian Tax Act.

         Capital gains realized by an individual or by most trusts may give rise to alternative minimum tax under the Canadian Tax Act. A Holder that is a Canadian-controlled private corporation may be liable to pay an additional refundable tax of 6 2/3% on taxable capital gains.

DRAFT AMENDMENTS

         On October 11, 2002, the Minister of Finance (Canada) released revised draft amendments to the Canadian Tax Act respecting "foreign investment entities" (the "Draft Amendments"). If passed, the Draft Amendments would be applicable to taxation years beginning after 2002.

         The Draft Amendments require a taxpayer to include amounts in income in respect of any "participating interest" in a "non-resident entity" regardless of whether the taxpayer has received any such amounts. The Draft Amendments as currently proposed will not apply to a Holder for a particular taxation year of the Holder so long as the Shares constitute an "exempt interest" at the end of the Company's taxation year. Taking into account a comfort letter (the "Comfort Letter") issued by the Department of Finance (Canada) in respect of changes to the Draft Amendments, a Share will constitute an "exempt interest" to a Holder. There can be no assurance that the Draft Amendments or the recommendation set out in the Comfort Letter will be passed into law or that any revisions to the Draft Amendments could not adversely affect the tax treatment of a Holder.

ELIGIBILITY FOR INVESTMENT

         Provided that the Shares are listed on a prescribed stock exchange such as the Toronto Stock Exchange, the Shares will be qualified investments under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans (collectively, "Plans") and for registered education savings plans. The Shares will constitute foreign property for such Plans and for other persons subject to tax under Part XI of the Canadian Tax Act.

                     U.S. FEDERAL INCOME TAX CONSIDERATIONS

         In the opinion of Vedder, Price, Kaufman & Kammholz, P.C., U.S. counsel to the Company and Davies Ward Phillips & Vineberg LLP, counsel to the Agents, the following is a description of certain U.S. federal income tax consequences to a Holder that acquires, holds and/or disposes of shares of the Company. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. No attempt is made to present a complete discussion of all U.S. federal income tax concerns affecting the Company and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE COMPANY.

          The Company will file an election to be treated as a corporation for U.S. federal income tax purposes and intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code, and intends to qualify under those provisions each year. As a regulated investment company, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Company generally would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Company intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a non-deductible 4% U.S. federal excise tax. To prevent imposition of this tax, the Company must distribute, or be deemed to have distributed, during each calendar year, an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A Distribution will be treated for U.S. federal income tax purposes as having been paid on December 31 if it is declared by the Company in October, November or December with a record date in such months and is paid by the Company in January of the following year. To prevent application of this excise tax, the Company intends to make Distributions to satisfy the calendar year distribution requirement.

         To qualify as a regulated investment company under the Code, the Company must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Company's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Company's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Company and engaged in the same, similar or related trades or businesses.

         If in any taxable year the Company fails to qualify as a regulated investment company under the Code, the Company would be taxed in the same manner as an ordinary corporation and Distributions to its shareholders would not be deductible by the Company in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Company's Distributions, to the extent derived from the Company's current or accumulated earnings and profits, would generally constitute ordinary dividends, even though a portion of such dividends might otherwise have qualified as a capital gain dividend.

         The Company's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Company (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Company, defer Company losses, and affect whether capital gain and loss is characterized as long term or short term. These rules could therefore affect the character, amount and timing of Distributions to shareholders. These provisions also may require the Company to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Company to recognize income without receiving cash with which to make Distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. income and excise taxes. The Company will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Company as a regulated investment company, and minimize the imposition of U.S. income and excise taxes.

BACKUP WITHHOLDING

         The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable Distributions (including redemption proceeds) payable to a shareholder unless such shareholder provides the Company with his, her or its correct taxpayer identification number (if such shareholder has a U.S. taxpayer identification number) or makes certain required certifications (including the certifications described below in "U.S. Tax Withholding of Non-U.S. Shareholders"). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, if any, provided the appropriate information is furnished to the IRS.

U.S. TAX WITHHOLDING OF NON-U.S. SHAREHOLDERS

         Non-U.S. shareholders, including shareholders who are U.S. non-resident aliens, may be subject to U.S. federal income tax withholding on certain Distributions. U.S. federal income taxation and withholding will depend on whether or not a non-U.S. shareholder's income from the Company is treated as being "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If income from the Company is not "effectively connected", as such term is used in the Code, with a U.S. trade or business engaged in by a non-U.S. shareholder, then certain Distributions of the Company will generally be subject to a U.S. tax withholding at a rate of 30% or such lower rates as may be prescribed by any applicable treaty unless, in the case of an individual, such person was physically present in the United States for more than 182 days during the taxable year. In such case, the individual will generally be treated as a U.S. resident and taxed on his or her worldwide income at graduated rates applicable to U.S. citizens. The Canada-United States Income Tax Treaty currently provides that dividends paid by the Company to a Canadian resident are generally subject to withholding at a rate of 15%. However, in the case of a Canadian resident trust, company, organization, or other arrangement that is generally exempt from tax in Canada and that is operated exclusively to administer or provide pension, retirement, or employee benefits, such as a registered retirement savings plan or a registered retirement income fund, such dividends are exempt from U.S. withholding tax. In general, treaty benefits apply only if you provide, under penalty of perjury, a properly completed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for U.S. Tax Withholding) or other documents required by U.S. tax law. Such documents must be provided prior to the payment of a Distribution. In order to claim the benefits of the lower withholding rate under a treaty. Capital gain distributions and distributions that exceed current or accumulated earnings and profits are generally not subject to U.S. tax withholding. In the case of a non-U.S. shareholder who is a non-resident alien individual for U.S. federal income tax purposes, however, the Company may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless such shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption, such as by completing the appropriate IRS Form W-8. See "Backup Withholding" above. Such shareholders should generally provide the Company with a properly executed IRS Form W-8BEN or other appropriate certificate under U.S. income tax law.

         If the income from the Company is "effectively connected", as such term is used in the Code, with a U.S. trade or business engaged in by a non-U.S. shareholder, then Distributions of ordinary dividends, capital gain distributions and any gains from the sale or exchange of shares of the Company will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such shareholders should provide the Company with a properly executed IRS Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade of Business in the United States) or other appropriate documentation under U.S. income tax law.

ESTATE TAX

         Shares held by non-U.S. shareholder individuals at the time of death will be included in the Holder's gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise. There is currently no such treaty between the United States and Canada.

         THIS SUMMARY IS NOT EXHAUSTIVE OF ALL POSSIBLE U.S. TAX CONSIDERATIONS APPLICABLE TO AN INVESTMENT IN THE SHARES. INVESTORS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION TO THEIR OWN CIRCUMSTANCES OF THE ABOVE-DESCRIBED GENERAL U.S. FEDERAL INCOME TAXATION RULES AND WITH RESPECT TO OTHER U.S. FEDERAL, STATE, LOCAL, FOREIGN OR TREATY TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY.

                                  RISK FACTORS

         There are many risks associated with an investment in the Shares, some of which are outlined below. Investors should consider the following risk factors before subscribing for Shares.

NO ASSURANCE IN ACHIEVING INVESTMENT OBJECTIVES

         There is no assurance that the Company will be able to achieve its Investment Objectives of providing Shareholders with regular cash Distributions and achieving appreciation in the Net Asset Value per Share. There is no assurance that the Company will be able to pay monthly Distributions in the short or long term.

         Changes in the relative weightings between the various types of investment vehicles making up the REIT Portfolio can affect Distributions to Shareholders. The distributions received by the Company from issuers whose securities are held as part of the REIT Portfolio may vary from month to month and certain of these issuers may pay distributions less frequently than monthly, with the result that the monthly cash available for distribution to Shareholders could vary substantially.

PERFORMANCE OF THE REIT PORTFOLIO

         The Net Asset Value per Share will vary in accordance with the value of the securities acquired by the Company and in some cases the value of securities in the REIT Portfolio owned by the Company may be affected by factors beyond the control of the Investment Advisor, the Manager or the Company. There is no assurance that an adequate market will exist for securities acquired by the Company. In some circumstances, the issuers of securities which the Company may acquire have limited operating histories. The value of these investments will be influenced by factors which are not within the control of the Company or the Investment Advisor. In the case of REITs, such factors include the quality of the REIT's property portfolio, the perception of and the abilities of the REIT's advisor, the prospects for the residential and commercial real estate markets and the economy in general, including the level and likely direction of interest rates. The Company cannot predict whether the securities in the REIT Portfolio held by the Company will trade at a discount to, a premium to, or at their respective net asset values.

TRADING PRICE OF SHARES

         The Company cannot predict whether Shares may trade in the market at, above or below the Net Asset Value per Share. This risk is separate and distinct from the risk that the Net Asset Value per Share may decrease as a result of investment activities and may be a greater risk to investors expecting to sell their Shares in a relatively short period after Closing. The Shares are designated primarily for long-term investors and not as a trading vehicle.

         In recognition of the possibility that the Shares may trade at a discount, the terms and conditions attaching to the Shares have been designed to attempt to reduce or eliminate a market value discount from Net Asset Value per Share by way of mandatory purchases of Shares by the Company, as described under "Mandatory Market Purchases of Shares". There can be no assurance that purchases of Shares by the Company will result in the Shares trading at a price which is at least equal to the Net Asset Value per Share.

         The Net Asset Value per Share will be reduced immediately following the Offering as a result of the payment of the Agents' fees and the costs of the Offering. The Net Asset Value per Share will also be further reduced by the costs associated with borrowing or other forms of leverage including the establishment of a Loan Facility and the issuance of any Preferred Shares if and when offered. Whether investors will realize gains or losses on the sale of Shares will depend not upon the Company's Net Asset Value but upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares.

         The Company anticipates that the market price of the Shares will in any event vary from Net Asset Value per Share. The market price of the Shares will be determined by, among other things, the relative demand for and supply of Shares in the market, the Company's investment performance, the Share's yield and investor perception of the Company's overall attractiveness as an investment as compared with other investment alternatives.

         When the Company purchases its Shares for a price below Net Asset Value, the Net Asset Value per Share of the remaining outstanding Shares will increase, although there is no assurance that this will increase the market price of a Share. Because the acquisition of Shares will decrease Total Assets of the Company, such market purchases could have the effect of increasing the Company's expense ratio, interest expense from borrowings and portfolio turnover. Market purchases will increase the Company's requirements to have available cash and thus could negatively affect performance as the Company would not be fully invested and/or if the Company must liquidate a portion of the REIT Portfolio, such liquidation might be at a time when independent investment judgment would not dictate such action thus making it more difficult for the Company to achieve its Investment Objectives. In addition, because the Company's ability to use leverage depends on the amount of its Total Assets, market purchases may have the effect of limiting the Company's use of leverage, which may negatively impact the Net Asset Value and thus, market price.

REIT PORTFOLIO SECURITIES

         The Company intends to invest in real estate indirectly through securities issued by publicly traded U.S. REITs. Because the Company concentrates its investments in the U.S. real estate industry, an investment in the Shares will be closely linked to the performance of the real estate markets in the U.S. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices may drop because of the failure of borrowers to pay their loans and poor management. Many REITs use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a REITs operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Financial covenants related to REIT leveraging may affect the ability of REITs to operate effectively. Real estate risks may arise where a portfolio company fails to carry adequate insurance or where a portfolio company may become liable for removal or other costs related to environmental contamination. REITs tend to be small to medium-sized companies. REIT shares, like other smaller-company shares, may be more volatile than, and perform differently from, larger-company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger-company shares.

COMPOSITION OF THE REIT PORTFOLIO

         The composition of the REIT Portfolio taken as a whole may vary widely from time to time and may be concentrated by type of security, industry or geography, resulting in the REIT Portfolio being less diversified than anticipated. Overweighting investments in certain sectors or industries involves risk that the Company will suffer a loss because of general advances or declines in the prices of securities in those sectors or industries.

LOWER-RATED SECURITIES RISK

         The Company may invest in lower-rated securities commonly referred to as "junk bonds". Securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

SENSITIVITY TO INTEREST RATES

         The market price of the Shares may be affected by the level of interest rates prevailing from time to time. In addition, the Net Asset Value per Share may be highly sensitive to interest rate fluctuations because the value of the REIT Portfolio may fluctuate based on interest rates. When interest rates rise, the market value of such securities generally will fall. Further, any decrease in the Net Asset Value per Share resulting from an increase in interest rates may also negatively affect the market price of the Shares. Shareholders who wish to sell their Shares will, therefore, be exposed to the risk that the Net Asset Value per Share and the market price of the Shares will be negatively affected by interest rate fluctuations. Increases in interest rates will also increase the Company's costs of borrowing.

DELAYED TAX REPORTING

         The tax aspects of an investment in the Company are complicated and holders should have them reviewed by their professional advisors familiar with such holders' personal tax situation and with the tax laws and regulations applicable to holders and their investment funds. For the Company to complete its tax reporting requirements and to provide an audited annual report to Shareholders, it must receive information on a timely basis from the underlying REITs. An underlying REIT's delay in providing this information could require the Company to make estimates in respect of the U.S. withholding tax on Distributions and then make adjustments to such withholding tax after the end of the Company's taxation year. In addition, an underlying REIT's delay in providing this information could delay the preparation of the Company's annual report.

RELIANCE ON THE INVESTMENT ADVISOR, THE MANAGER AND KEY PERSONNEL

         The Company will be dependent on the Investment Advisor for investment advisory and portfolio management services under the Investment Advisory Agreement. The likelihood that Shareholders will realize income or gain from investing in the Company will depend on the investment selection and monitoring by the Investment Advisor and the acumen and experience of its portfolio managers. If a portfolio manager were to cease working for the Investment Advisor, the Investment Advisor may not be able to hire a qualified replacement, or may require an extended period of time to do so. There is no certainty that the portfolio managers will continue to be employees of the Investment Advisor throughout the life of the Company. Investors who are not willing to rely on the Investment Advisor or the management of the Manager should not invest in Shares.

LEVERAGE

         The Company intends to utilize leverage in order to purchase additional securities for the REIT Portfolio in accordance with the Investment Objectives and Investment Strategy and subject to the Investment Restrictions and for general purposes. The Company anticipates that Lenders will require the Company to provide a security interest in some or all of its assets in favour of the Lenders to secure such borrowings. There can be no assurance that such strategy will enhance returns and, in fact, the strategy may reduce returns (both Distributions and capital) and thereby increase the risk to Shareholders. If the REIT Portfolio suffers a decrease in value, the leverage component will cause a decrease in the Net Asset Value in excess of that which would otherwise be experienced. Distributions on the Shares may fluctuate as the interest rate on any borrowings varies. Such greater Net Asset Value decrease will also tend to cause a greater decline in the market price for the Shares. In the worst case scenario, if the Loan

Facility is called by the Lenders, or the Company is otherwise required to reduce its leverage, the Company may be required to liquidate a portion of the REIT Portfolio to reduce leverage at a time when the market for the REIT Portfolio may be depressed, thereby forcing the Company to incur losses.

ILLIQUID SECURITIES

         If the Investment Advisor is unable, or determines that it is inappropriate, to dispose of some or all of the REIT Portfolio prior to the winding-up of the Company, Shareholders may, subject to applicable laws, receive distributions of securities in specie upon the termination of the Company, for which there may be an illiquid market or which may be subject to resale restrictions of indefinite duration. In addition, if the Investment Advisor determines that it is appropriate to acquire certain securities for the Company, the Investment Advisor may be unable to acquire the number of such securities, or to acquire such securities at a price acceptable to the Investment Advisor, if the market for such securities is particularly illiquid.

FOREIGN INVESTMENT ENTITY RULES

         The Draft Amendments require a taxpayer to include prescribed amounts in income in respect of any "participating interest" in a "non-resident entity" regardless of whether the taxpayer has received any such amounts. Based in part on the Comfort Letter, Canadian counsel to the Company and the Agents are of the view that holders of Shares would not be required to include such amounts in income. However, there can be no assurance that the Draft Amendments will be passed into law in the form announced (taking into account the Comfort Letter) or that any revisions to the Draft Amendments could not adversely affect the tax treatment of a holder of Shares. See "Canadian Federal Income Tax Considerations".

LOSS OF INVESTMENT

         An investment in the Company is appropriate only for investors who have the capacity to absorb a loss of some or all of their investment and who can withstand the effect of the targeted return not being met in any period.

STATUS OF THE COMPANY UNDER CANADIAN SECURITIES LAWS

         The Company is not a mutual fund as defined under Canadian provincial securities laws and is not subject to the Canadian policies and regulations that apply to mutual funds under applicable Canadian provincial securities laws.

SECURITIES LENDING

         The Company may engage in securities lending as described under "Investment Objectives and Strategy and Restrictions of the Company - Securities Lending". Although the Company will receive collateral for the loans and such collateral will be marked-to-market, the Company will be exposed to the risk of loss should the borrower default on its obligation to return the borrowed securities and the collateral is insufficient to reconstitute the portfolio of loaned securities.

CONFLICTS OF INTEREST

         The Investment Advisor and its directors and officers engage in, and the Manager and its directors and officers and their respective affiliates and associates engage in, the promotion, management or investment management of one or more funds or trusts which invest primarily in REITs or other income producing assets.

         Although none of the directors or officers of the Manager or INVESCO will devote his or her full time to the business and affairs of the Company or the Manager, each will devote as much time as is necessary to supervise the management of (in the case of the directors) or to manage the business and affairs of (in the case of officers) the Manager and the Company.

OPERATING HISTORY AND MARKETABILITY OF SHARES

         The Company is a newly organized, non-diversified closed-end management investment company with no previous operating history. There is currently no public market for the Shares and there can be no assurance that an active public market will develop or be sustained after completion of this Offering.

USE OF DERIVATIVES

         The Company may invest in and use derivative instruments for hedging purposes to the extent, if any, considered appropriate by the Investment Advisor, taking into account factors including transaction costs. There can be no assurance that the Company's hedging strategies will be effective. To the extent that the Investment Advisor's assessment of certain market movements is incorrect, the use of hedges could result in losses greater than if there had been no hedging.

         The Company is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Company of margin deposits in the event of the bankruptcy of the dealer with whom the Company has an open position in an option or futures or forward contract. The ability of the Company to close out its positions may also be affected by exchange imposed daily trading limits on options and futures contracts. If the Company is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Company's ability to use derivative instruments to effectively implement its Investment Strategy.

         If the Company enters into interest rate swap, interest rate cap, or option or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the Company under the interest rate hedging transaction (or increase the net amount payable by the Company under the interest rate hedging transaction), which could result in a decline in the Net Asset Value of the Shares and the market value.

CHANGES IN LEGISLATION

         There can be no assurance that income tax laws and government incentive programs relating to the real estate industry and the treatment of REITs or regulated investment companies under applicable tax laws will not be changed in a manner which adversely affects the Distributions received by the Company or by the Shareholders.

FOREIGN CURRENCY EXPOSURE

         As the REIT Portfolio is expected to be primarily comprised of securities denominated in U.S. dollars, the Net Asset Value per Share and the value of distributions received by the Company will, when measured in Canadian dollars, be affected by fluctuations in the value of the U.S. dollar relative to the Canadian dollar.

LEGAL AND STATUTORY RIGHTS

         The Company is a limited liability company under the laws of the State of Delaware. INVESCO Real Estate is the real estate management division of INVESCO Institutional (N.A.), Inc., which is a company under the laws of the State of Delaware. The foreign organization of each of the Company and INVESCO, and the fact that all or a substantial portion of their assets may be situated outside of Canada may make it more difficult to enforce legal rights against the Company or INVESCO than if they were organized and resident in Canada. Although some of the assets of the REIT Portfolio may be held in Canada, the majority of the Company's assets will be held in accounts with the Custodian in the United States. Accordingly, there may be additional defences available in any judgment obtained by the Company in Canada which may affect enforcement in any such jurisdiction.

         Each of the directors and officers of the Company named on page 20 of this prospectus is a resident of the Province of Ontario, Canada and has a substantial portion of his or her assets located outside the United States. Investors may not be able to effect service of process within the United States upon these persons and may not be able to enforce, in United States courts, judgments against these persons obtained in such courts predicated upon the civil liability provisions of U.S. federal securities laws. Canadian courts may not enforce judgments of United States courts obtained in actions against these persons predicated upon the civil liability provisions of the U.S. securities laws and may not enforce, in original actions, liabilities against these persons predicated solely upon the U.S. securities laws.

                            REGULATORY CONSIDERATIONS

         The Company is registered as a closed-end management investment company under the 1940 Act. Accordingly, the Company and its operations are subject to the laws governing U.S. investment companies. Among other things, the 1940 Act governs the Company's relationships with its Investment Advisor and Custodian, imposes independence and other requirements on the Company's Board of Directors, and regulates affiliated transactions and other conflicts of interest.

                              CONFLICTS OF INTEREST

         The services of the Investment Advisor are not exclusive to the Company. The Investment Advisor acts as the investment advisor to other funds and may in the future act as the investment advisor to other funds which invest primarily in REITs and which may be considered competitors of the Company. Since the Investment Advisor will continue to manage the investments of its other clients, it may acquire or dispose of the same investment for the Company and one or more of its other clients. However, because of different investment policies, the Investment Advisor may be selling an investment for one client and buying the same investment for another client. Under the Investment Advisory Agreement, the Investment Advisor has agreed to allocate opportunities to acquire and dispose of investments fairly among the Company and its other clients that have similar investment objectives. In addition, the officers, directors and shareholders of the Investment Advisor may from time to time act as officers, directors or securityholders of REITs, the securities of which may be eligible for purchase by the Company. The Investment Advisor, prior to making any investment in any REIT of this nature, must obtain the approval of the Company. See "The Investment Advisor and the Investment Advisory Agreement - Investment Advisory Agreement".

                          DESCRIPTION OF SHARE CAPITAL

         The Company is authorized to issue an unlimited number of Shares of which, before giving effect to the Offering, 20,000 Shares are issued and outstanding. The attributes of the Shares are described under "Certain Provisions of the Shares".

         The Company does not currently intend to issue additional Shares following completion of the Offering except as disclosed herein.

                        CERTAIN PROVISIONS OF THE SHARES

         The following is a summary of certain of the provisions of the Shares.

DESCRIPTION OF SHARES

         The Company is authorized to issue an unlimited number of transferable, redeemable Shares. Fractions of Shares may be issued which will have the same rights, restrictions, conditions and limitations attaching to whole Shares in the proportion which they bear to a whole Share, except fractional Shares will not have the right to vote as set out under "Shareholder Matters". Each Share entitles the holder to the same rights and obligations as a holder of any other Share and no holder of Shares is entitled to any privilege, priority or preference in relation to any other holder of Shares. Holders of Shares are entitled to one vote for each Share held. Each holder of Shares is entitled to participate equally with respect to any and all Distributions made by the Company, including Distributions of ordinary income and on a return of capital, if any. On the dissolution or the winding-up of the Company the holders of outstanding Shares of record are entitled to receive on a pro rata basis all of the assets of the Company remaining after payment of all debts, liabilities and liquidation expenses of the Company. See "Distributions and Reinvestment of the Company" for a description of the Distributions proposed to be paid on the Shares.

BOOK-ENTRY ONLY SYSTEM

         Registration of interests in and transfers of the Shares will be made only through the Book-Entry Only System. On or about the Closing Date, the Trustee will deliver to CDS a certificate representing the aggregate number of Shares subscribed for under the Offering. Shares must be purchased, transferred and surrendered for redemption through a CDS Participant. All rights of Shareholders must be exercised through, and all payments or other property to which such Shareholders are entitled will be made or delivered by CDS or the CDS Participant through which the Shareholder holds such Shares. Upon purchase of any Shares, the Shareholders will receive only a customer confirmation from the registered dealer which is a CDS Participant and from or through which the Shares are purchased. References in this prospectus to a Shareholder means, unless the context otherwise requires, the owner of the beneficial interest in such Shares.

         The ability of a beneficial owner of Shares to pledge such Shares or otherwise take action with respect to such Shareholder's interest in such Shares (other than through a CDS Participant) may be limited due to the lack of a physical certificate.

         The Company has the option to terminate registration of the Shares through the Book-Entry Only System, in which case certificates for the Shares in fully registered form would be issued to beneficial owners of such Shares or their nominees.

                           MARKET PURCHASES OF SHARES

MARKET PURCHASE PROGRAM

         The Company intends to undertake a market purchase program pursuant to which the Company, subject to limited exceptions, may purchase Shares offered in the market if the market price is less than 95% of the latest determined Net Asset Value per Share, up to a maximum amount in any calendar quarter of 2.5% of the number of Shares outstanding at the beginning of such calendar quarter. The Company will not be required to make purchases if, in the opinion of the Board of Directors, (i) the Company lacks the cash, debt capacity or resources in general to make such purchases, or (ii) making any such purchases would adversely affect the ongoing activities of the Company or its remaining Shareholders. The Manager believes such program will be effective in mitigating the extent of any discount in the market price of the Shares to the Net Asset Value per Share and will enhance the liquidity of the Shares.

         In addition, the Company will have the right (but not the obligation) exercisable in its sole discretion to purchase for cancellation Shares in the market at any time if the market price is less than 100% of the latest determined Net Asset Value per Share, subject to the maximum amount described above and any applicable regulatory requirements and limitations.

         When the Company purchases its Shares for a price below Net Asset Value, the Net Asset Value per Share of the remaining outstanding Shares will increase, although there is no assurance that this will increase the market price of the Shares. Because the acquisition of Shares will decrease Total Assets of the Company, such market purchases could have the effect of increasing the Company's expense ratio, interest expense from borrowings and portfolio turnover. Market purchases will increase the Company's requirements to have available cash and thus could negatively affect performance as the Company would not be fully invested and/or if the Company must liquidate a portion of the REIT Portfolio, such liquidation might be at a time when independent investment judgment would not dictate such action thus making it more difficult for the Company to achieve its Investment Objectives. In addition, because the Company's ability to use leverage depends on the amount of its Total Assets, market purchases may have the effect of limiting the Company's use of leverage, which may negatively impact the Net Asset Value and thus, market price.

MARKET PURCHASES BY AFFILIATES

         Affiliates of the Manager may from time to time purchase Shares in the market at prevailing market prices.

                               SHAREHOLDER MATTERS

MEETINGS OF SHAREHOLDERS

         Holders of Shares will be entitled to receive notice of and to attend and to vote at any meeting of Shareholders of the Company. The Company will not hold annual meetings of Shareholders.

ACTS REQUIRING SHAREHOLDER APPROVAL

         The following matters require the approval of the holders of Shares by a Special Resolution (other than items (d) and (e) which require an Ordinary Resolution) and items (j) and (k) which require a Majority Vote at a meeting called and held for such purpose:

         (a) a change in the Investment Objectives and Strategy of the Company as described under "Investment Objectives and Strategy and Restrictions of the Company - Investment Objectives and Strategy";

         (b) a change in the Investment Restrictions of the Company as described under "Investment Objectives and Strategy and Restrictions of the Company - Investment Restrictions";

         (c) any change in the basis of calculating fees or other expenses that are charged to the Company which could result in an increase in charges to the Company;

         (d) a decrease in the frequency of calculating the Net Asset Value per Share;

         (e)      a change of the auditors of the Company;

         (f) a reorganization with, or transfer of assets to, another investment entity, if

                  (i) the Company ceases to continue after the reorganization or transfer of assets; and

                  (ii) the transaction results in Shareholders becoming securityholders in the other investment entity;

         (g) a reorganization with, or acquisition of assets of, another investment entity, if

                  (i) the Company continues after the reorganization or acquisition of assets;

                  (ii) the transaction results in the securityholders of the other investment entity becoming shareholders of the Company; and

                  (iii) the transaction would be a significant change to the Company;

         (h) a termination of the Management Agreement (except as described under "Management of the Company - Management Agreement");

         (i) an amendment, modification or variation in the provisions or rights attaching to the Shares;

         (j) a change in the Company's classification as a closed-end management investment company under the 1940 Act;

         (k)      an amendment to the Investment Advisory Agreement; and

         (l) a decision to wind-up the Company. See "Winding-up of the Company".

         Each Share will have one vote at such a meeting. Ten per cent of the outstanding Shares represented in person or by proxy at the meeting will constitute a quorum. If no quorum is present, the holders of Shares then present will constitute a quorum at an adjourned meeting.

INFORMATION AND REPORTS TO SHAREHOLDERS

         The Company will furnish to Shareholders such financial statements (including quarterly unaudited and annual audited financial statements, accompanied by management's discussion and analysis of the affairs and operations of the Company) and other reports as are from time to time required by applicable law, including prescribed forms needed for the completion of Shareholders' tax returns under the Canadian Tax Act and equivalent provincial legislation.

         Prior to any meeting of Shareholders, the Company will provide the Shareholders (along with notice of such meeting) all such information as is required by applicable law to be provided to such holders.

                            WINDING-UP OF THE COMPANY

         The Company will call a special meeting of its shareholders at least three months prior to December 31, 2008 to consider a proposal (the "Proposal") to wind-up the Company as of December 31, 2008. If a Special Resolution implementing the Proposal is approved, the Company will commence wind-up proceedings and will distribute its net assets to its Shareholders after satisfying its liabilities. Alternatively, if the Proposal is not approved, the Company will continue to operate in the same manner as it did prior to the vote on the Proposal, however the Company will be obligated to call a special meeting of its shareholders every five years thereafter to consider a similar resolution.

         In addition, subject to obtaining an exemptive order from the U.S. Securities and Exchange Commission, holders of Shares will have the right to require the Company to purchase their Shares for cancellation at a price equal to Net Asset Value per Share on December 31, 2008, provided a holder gives written notice to the Company of his or her intention to exercise such right no later than September 30, 2008. There is no assurance that such regulatory approval will be obtained.

                                 CAPITALIZATION

         The capitalization of the Company at __________, 2003 and at such date as adjusted to give effect to the issue and sale of the Shares offered hereby, is set forth in the table below:

                                                             To be outstanding
                                                                   as at
                                                               _______ , 2003
                                                                after giving
                                           Outstanding as        effect to
                             Authorized   at ________, 2003   the Offering(1)
                             ----------   -----------------  -----------------
Share Capital
Shares.....................  Unlimited        $200,000         $ _____
Issue Costs................                        Nil         $(_____)
                                              --------
Total Capitalization.......                   $200,000         $ _____
                                              ========          =======
___________

Note:

(1) Assumes the maximum amount of the Offering.


                              PRINCIPAL SHAREHOLDER

         As at the date hereof, all of the issued and outstanding Shares of the Company are owned by the Manager or an affiliate of the Manager.

                                    PROMOTER

         The Manager has taken the initiative in creating the Company and, accordingly, is a promoter as defined in the securities legislation of certain provinces and territories of Canada. An affiliate of the Manager has purchased 20,000 Shares for $200,000 for the purpose of organizing the Company and the Manager or one of its affiliates will subscribe for a minimum of 80,000 additional Shares at an aggregate cost of $800,000 in connection with the Offering. Except as otherwise described herein, the Manager will not receive any benefits, directly or indirectly, from the issuance of Shares offered hereunder.

                                LEGAL PROCEEDINGS

         The Company, the Manager and the Investment Advisor are not involved in or aware of any material legal proceedings involving the Company, the Manager or the Investment Advisor.

                               MATERIAL CONTRACTS

         The only material contracts entered into by the Company or the Manager during the past two years or to which either of them will become a party prior to or concurrently with the Closing, other than during the ordinary course of business, are as follows:

         (a) the Management Agreement referred to under "Management of the Company";

         (b) the Investment Advisory Agreement referred to under "The Investment Advisor and the Investment Advisory Agreement";

         (c) the Custodian Agreement to be entered into on or prior to the Closing Date referred to under "Custodian";

         (d)      the Agency Agreement referred to under "Plan of Distribution";
                  and

         (e) the Distribution Reinvestment Plan Agency Agreement to be entered into on or prior to the Closing Date referred to under "Distributions and Reinvestment".

         Copies of the foregoing documents may be examined during normal business hours at the principal office of the Company during the period of distribution to the public of the Shares offered under the Offering and for a period of 30 days thereafter.

                                  LEGAL MATTERS

         Certain legal matters in connection with the issuance and sale of the Shares offered by this prospectus will be passed upon on behalf of the Company and the Manager by Osler, Hoskin & Harcourt LLP, with respect to Canadian legal matters and Vedder, Price, Kaufman & Kammholz, P.C., with respect to U.S. legal matters and on behalf of the Agents by Davies Ward Phillips & Vineberg LLP, Toronto and New York.

                     CURRENCY AND EXCHANGE RATE INFORMATION

         The REIT Portfolio will be principally comprised of securities valued in U.S. dollars. However the financial statements of the Company included in the prospectus are presented in Canadian dollars, the Offering Price of the Shares is denominated in Canadian dollars and Distributions will be made in Canadian dollars. The following table sets forth, for each period indicated, the high and low exchange rates for Canadian dollars expressed in U.S. dollars, the average of such exchange rates on the last business day of each month during such period and the exchange rate at the end of such period, based on the inverse of the noon rate in Canadian dollars as quoted by the Bank of Canada (the "Noon Rate"). Such rates are set forth as U.S. dollars per Cdn.$1.00 and are the inverse of rates quoted by the Bank of Canada for Canadian dollars per US$1.00.

                    Six Months
                   ended June 30,       Year Ended December 31
                  ----------------   -----------------------------
                   2003      2002     2002       2001       2000
                   ----      ----     ----       ----       ----
High              0.7495    0.6618   0.6618     0.6695     0.6973
Low               0.6350    0.6199   0.6199     0.6242     0.6413
Average(1)        0.6953    0.6383   0.6371     0.6448     0.6728
Period End        0.7378    0.6585   0.6331     0.6249     0.6666


_______________
(1) The average of the exchange rates on the last day of each month during each twelve-month period or each six-month period, as the case may be.

On September 10, 2003, the inverse of the Noon Buying Rate was US$0.7321 = Cdn$1.00.


                                    AUDITORS

         The auditors of the Company are PricewaterhouseCoopers LLP, Chartered Accountants, located at _________________.

                                    CUSTODIAN

         __________________ will be appointed the custodian of the Company's assets on or prior to the Closing Date pursuant to the Custodian Agreement. The Custodian may employ sub-custodians as considered appropriate in the circumstances. The address of the Custodian is ________________.

           REGISTRAR, TRANSFER AGENT AND DISTRIBUTION DISBURSING AGENT

         _______________ has been appointed the registrar, transfer agent and distribution disbursing agent for the Shares.

         The register and transfer ledger will be kept by _______________ at its principal stock and bond transfer offices located in Toronto.

                       STATEMENT OF ADDITIONAL INFORMATION

         Additional information regarding the Company is available to prospective purchasers of Shares in the Statement of Additional Information. A copy of this document may be obtained by writing to the Manager at Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario, M5J 2T3, by calling 1-416-642-6000 or through the Internet at www.bromptongroup.com.

                          PURCHASERS' STATUTORY RIGHTS

         Securities legislation in certain of the provinces and territories of Canada provides purchasers with the right to withdraw from an agreement to purchase securities within two business days after receipt or deemed receipt of a prospectus and any amendment thereto. In several of the provinces and territories of Canada, securities legislation further provides a purchaser with remedies for rescission or, in some jurisdictions, damages if the prospectus and any amendment contains a misrepresentation or is not delivered to the purchaser, provided that such remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser's province or territory. The purchaser should refer to any applicable provisions of the securities legislation of his or her province or territory of residence for the particulars of these rights or consult with a legal advisor.

                                AUDITORS' REPORT

         To the Directors of USA REIT Fund, LLC

         We have audited the statement of financial position of USA REIT Fund, LLC (the "Company") as at ___________, 2003. This statement of financial position is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of financial position based on our audit.

         We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the statement of financial position is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial position. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of financial position.

         In our opinion, this financial statement presents fairly, in all material respects, the financial position of the Company as at ______________, 2003 in accordance with U.S. generally accepted accounting principles.



_________________                                     __________________________
________, 2003                                        Chartered Accountants

                               USA REIT FUND, LLC
                         STATEMENT OF FINANCIAL POSITION

                                __________, 2003

                                                                  ACTUAL
                                                               --------------


ASSETS
Cash........................................................   $_____________
Investment in portfolio securities .........................               -
                                                               --------------
Total ......................................................   $_____________
                                                               ==============


SHAREHOLDERS' EQUITY

Shareholders' Equity:
     Shares ................................................   $_____________
     Issue Costs ...........................................               -
                                                               --------------
Total ......................................................   $_____________
                                                               ==============


Approved by the Board of Directors:




     --------------------------                  -------------------------
               Director                                   Director

                               USA REIT FUND, LLC
                    NOTES TO STATEMENT OF FINANCIAL POSITION

                            AS AT ____________, 2003

2.       CURRENCY

         Unless otherwise indicated, all references to dollar amounts or to "$" are to Canadian dollars.

3.       ORGANIZATION AND SHAREHOLDER'S EQUITY

         USA REIT Fund, LLC (the "Company") is a limited liability company created under the laws of the State of Delaware on September 4, 2003. The Company is authorized to issue an unlimited number of Shares. On ____________, 2003, the Company issued ________________ Shares to an affiliate of Brompton Capital Advisors Inc., its Manager (the "Manager"), for cash consideration of $______________.

4.       MANAGEMENT, INVESTMENT ADVISORY AND SERVICE FEES

         Pursuant to a management agreement, the Manager is paid a management fee equal to ___% per annum of the Net Asset Value of the Company. Pursuant to an Investment Advisory Agreement, the Investment Advisor is paid an investment advisory fee equal to ___% per annum of the Net Asset Value of the Company. The Company will also pay to the Manager a service fee of ___% per annum payable quarterly of the Net Asset Value of the Shares held by clients of dealers, plus any applicable taxes.

5.       SUBSEQUENT EVENT

         The Company and the Manager have entered into an agency agreement with RBC Dominion Securities Inc., ___________ and ____________ (collectively, the "Agents") dated as of _____________, 2003 pursuant to which the Company has agreed to create, issue and sell, and the Agents have agreed to offer for sale to the public, a minimum of _________ Shares and a maximum of _________ Shares at $10 per Share.

The securities have not and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to a U.S. person. No securities regulatory authority has expressed an opinion about these securities and it is an offence to claim otherwise.

                    Subject to Completion, Dated ______, 2003






                               USA REIT FUND, LLC

                       STATEMENT OF ADDITIONAL INFORMATION

                             [___________ ___, 2003]

         USA REIT Fund, LLC (the "Company") is a newly formed limited liability company established under the laws of Delaware. The Company is not considered to be a mutual fund under the securities legislation of the provinces and territories of Canada. The Company will be registered as a non-diversified closed-end management investment company under the United States Investment Company Act of 1940, as amended (the "1940 Act"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated _________ __, 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-416-642-6000 or from the firm from which this Statement of Additional Information was obtained. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE COMPANY.............................................2

INVESTMENT POLICIES AND RISK FACTORS...........................................2

USE OF LEVERAGE...............................................................12

NET ASSET VALUE...............................................................14

MANAGEMENT OF THE COMPANY.....................................................15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................17

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................18

U.S. FEDERAL INCOME TAX CONSIDERATIONS........................................20

SUMMARY OF INITIAL LLC AGREEMENT..............................................24


     This Statement of Additional Information is dated _______________, 2003

                       GENERAL DESCRIPTION OF THE COMPANY

         USA REIT Fund, LLC (the "Company") is a newly-formed limited liability company established under the laws of Delaware. The Company is not considered to be a mutual fund under the securities legislation of the provinces and territories of Canada. However, the Company is registered as a non-diversified closed-end management investment company under the 1940 Act. Common shares of the Company (the "Shares") are being offered pursuant to the Prospectus solely in the territories and provinces of Canada. Shares will not be offered or sold in the United States or to U.S. persons. Accordingly, the Shares will not be registered under the Securities Act of 1933, as amended.

                      INVESTMENT POLICIES AND RISK FACTORS

         The prospectus presents the investment objectives and the principal investment strategies and risks of the Company. This section supplements the disclosure in the prospectus and provides additional information on the Company's investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the Company's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's restrictions and policies.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments. REITs are not taxed for U.S. federal income tax purposes on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Company will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Company. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         The Company will not acquire more than 5% of the securities of any one class of securities which are regularly traded on an established securities market or if such securities are not regularly traded on an established securities market, securities with an acquisition cost not exceeding 5% of the fair market value of the class of regularly traded securities of such issuer with the lowest fair market value.

RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

         The Company will invest in real estate indirectly through securities issued by REITs. Because of the Company's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

         o        declines in the value of real estate

         o        general and local economic conditions

         o        unavailability of mortgage funds

         o        overbuilding

         o        extended vacancies of properties

         o        increased competition

         o        increases in property taxes and operating expenses

         o        changes in zoning laws

         o        losses due to costs of cleaning up environmental problems

         o liability to third parties for damages resulting from environmental problems

         o        casualty or condemnation losses

         o        limitations on rents

         o changes in neighborhood values and the appeal of properties to tenants

         o        changes in interest rates

         As a result of these factors, the value of the Shares may change at different rates compared to the value of Shares of a registered investment company with investments in a mix of different industries. The value of the Shares will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the REITs in which the Company invests, which in turn could result in the Company not achieving its investment objectives.

         Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the real estate company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

         As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the REITs are investing.

         Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

         Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

         Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

         Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and

Medicare); and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

         These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

         Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

         Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

         Other factors may contribute to the riskiness of real estate investments.

         Insurance Issues. Certain REITs may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among REITs. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Company's investment performance.

         Financial Leverage. REITs may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. REITs are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

         In addition, REITs' obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the real estate company's range of operating activity. A real estate company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the real estate company.

         Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company and, as a result, the amount available to make distributions on its shares could be reduced.

         Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, real estate company shares can be more volatile than -- and at times will perform differently from -- large company shares such as those found in the Dow Jones Industrial Average.

         Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Company may invest in a real estate entity which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the entity would be subject to corporate-level taxation, significantly reducing the return to the Company on its investment in such entity. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

CONVERTIBLE SECURITIES

         Convertible securities include any corporate debt security or preferred share that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred share until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

PREFERRED SHARES

         The Company may invest in preferred shares issued by REITs, including convertible preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or liquidity preference over the issuer's common shares.

LOWER-RATED SECURITIES

         The Company may invest in securities rated below investment grade. Securities that receive a rating of Ba or BB or lower by Moody's, S&P or Fitch are considered below investment grade securities. Debt securities of below grade investment quality are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

         Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Company may incur additional expenses to seek recovery.

         The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Company could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer, and could adversely affect and cause large fluctuations in the net asset value of the Company's Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of lower-rated securities.

         It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

ILLIQUID SECURITIES

         Although the Company emphasizes publicly traded securities, it may invest to a limited degree in securities that lack an established trading market or otherwise are considered illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value. Investment of the

Company's assets in illiquid securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Such investments may affect the Company's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         The Company may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq National Market System. The Company intends to use such instruments primarily to hedge interest rate or foreign currency risk.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Company will write call options and put options only if they are "covered." If an option written by the Company expires, the Company realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Company expires, the Company realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Company desires.

         The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Company will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Company will realize a capital gain or, if it is less, the Company will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Company is an asset of the Company, valued initially at the premium paid for the option. The premium received for an option written by the Company is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Company seeks to close out an option position. If the Company were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Company were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Company foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Company foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by the Company, the Company would not be able to close out the option. If restrictions on exercise were imposed, the Company might not be able to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Company may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Company may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Company might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Company's securities or the price of the securities that the

Company intends to purchase. Although other techniques could be used to reduce or increase the Company's exposure to stock price, interest rate and currency fluctuations, the Company may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Company will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Company's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Company, the Company is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Company's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Company upon termination of the contract, assuming all contractual obligations have been satisfied. The Company expects to earn interest income on its initial margin deposits. A futures contract held by the Company is valued daily at the official settlement price of the exchange on which it is traded. Each day the Company pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Company does not represent a borrowing or loan by the Company but is instead settlement between the Company and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Company will mark-to-market its open futures positions.

         The Company is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Company.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Company engaging in the transaction realizes a capital gain, or if it is more, the Company realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Company engaging in the transaction realizes a capital gain, or if it is less, the Company realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Company's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Company's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Company seeks to close out a futures or futures option position. The Company would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

SWAP AGREEMENTS

         The Company may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate risk that an increase in short-term interest rates could have on the net earnings of shares as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transactions entered into by the Company would calculate the obligations on a "net basis." Consequently, the Company's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Company) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Company. The Company will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed five percent (5%) of the Company's total assets.

OTHER INVESTMENT COMPANIES

         With respect to the Company's purchase of shares of another investment company, the Company will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

         The following restrictions apply to investments in other investment companies: (i) the Company may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Company may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Company may not invest more than 10% of its total assets in securities issued by other investment companies.

SECURITIES LENDING

         The Company may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Company. The Company would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Company may pay reasonable fees to persons unaffiliated with the Company for services in arranging these loans. The Company would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Company would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Company could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Company seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

                                 USE OF LEVERAGE

         The Company may, but is not required to borrow, issue commercial paper, notes or issue preferred shares. Use of leverage is a speculative investment technique and involves certain risks to the holders of Shares. These include the possibility of higher volatility of the net asset value of the Shares and potentially more volatility in the market value of the Shares. So long as the Company is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Shares to realize higher current net investment income than if the Company were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Company's investment portfolio, the benefit of leverage to holders of Shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Company's portfolio, the Company's leveraged capital structure would result in a lower rate of return to Shareholders than if the Company were not so leveraged. There can be no assurance that the Company's leverage strategy will be successful.

         Any decline in the net asset value of the Company's investments will be borne entirely by Shareholders. Therefore, if the market value of the Company's portfolio declines, the leverage will result in a greater decrease in net asset value to Shareholders than if the Company were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Shares.

         Certain types of borrowings may result in the Company being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Company may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Company. Such restrictions may be more stringent than those imposed by the 1940 Act.

         To the extent that the Company is required or elects to prepay any borrowings or redeem any preferred shares, the Company may need to liquidate investments to fund such prepayments or redemptions. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Shareholders. In addition, such redemption or prepayment would likely result in the Company seeking to terminate early all or a portion of any interest rate swap or cap.

BORROWINGS

         The Company is authorized to borrow money without prior approval of the Shareholders. The Company may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Company's assets as security. In connection with such borrowing, the Company may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations. Borrowings by the Company are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Company to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Company, including the payment of dividends to Shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Company's status as a regulated investment company under the Code, the Company, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Company.

         The discussion above describes possible borrowings that the Company may use. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Company's Operating Agreement.

PREFERRED SHARES

         Liquidation Preference. If the Company issues preferred shares, it is expected that after payment of the full amount of the liquidating distribution to which they are entitled, holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Company. It is also expected that a consolidation or merger of the Company with or into any business trust or corporation or a sale of all or substantially all of the assets of the Company in exchange for equity securities of another trust or company would not be deemed to be a liquidation, dissolution or winding up of the Company.

         Voting Rights. In connection with any issuance of preferred shares, the Company must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares and have equal voting rights with common shares. Except as otherwise indicated in the Operating Agreement, this Statement of Additional Information or the prospectus and except as otherwise required by applicable law, holders of preferred shares will vote together with Shareholders as a single class.

         If preferred shares are outstanding, two of the Company's directors will be elected by the holders of the preferred shares, voting separately as a class. The remaining directors of the Company will be elected by holders of Shares and preferred shares voting together as a single class. In the unlikely event the Company failed to pay dividends on preferred shares for two years, preferred shares would be entitled to elect a majority of the directors of the Company. The failure to pay dividends or make distributions could result in the Company ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Shares.

         If the Company issues preferred shares, it is expected that Majority Vote (as defined in the prospectus) of the preferred shares, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or (2) authorize or issue any class or series ranking prior to the preferred shares. The vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Shares and preferred shares, voting as a single class, necessary to authorize the action in question.

         The foregoing voting provisions would not apply with respect to the preferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of Preferred Shares by the Company. The terms of the preferred shares may provide that: (1) they are redeemable at certain times, in whole or in part, at the original purchase price per preferred share plus accumulated and unpaid dividends and (2) the Company may tender for or purchase preferred shares. Any redemption or purchase of preferred shares by the Company will reduce the leverage applicable to Shares.

         The discussion above describes possible preferred shares provisions. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from the terms described above, subject to applicable law and the Company's Operating Agreement.

                                NET ASSET VALUE

         The Company determines its net asset value per Share at a minimum once weekly as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) as is described in the prospectus.

                           MANAGEMENT OF THE COMPANY

         Board of Directors. The Board of Directors has overall responsibility to manage and control the business affairs of the Company. The Board of Directors exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Directors provides broad oversight over the affairs of the Company. The day-to-day affairs of the Company are managed by the Manager, subject to the ultimate supervision of and any policies established by the Board of Directors, and pursuant to the terms of the Operating Agreement and the Management Agreement.

         The initial Directors serving on the Board of Directors have been elected by the organizational Shareholder of the Company. [By signing the Operating Agreement, each Shareholder will be deemed to have voted for the election of each of the initial Directors.] The Directors serve on the Board of Directors for terms of indefinite duration. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately thereafter at least two-thirds (2/3) of the Directors then serving have been elected by the shareholders. The Board of Directors may call a meeting of shareholders to fill any vacancy in the position of a Director, and will do so within 60 days after any date on which Directors who were elected by the shareholders cease to constitute a majority of the Directors then serving on the Board of Directors.

         Members of the Board of Directors are not required to contribute to the capital of the Company or hold Shares in the Company. A majority of the Board of Directors are not "interested persons" (as defined in the 1940 Act) of the Company (collectively, the "Independent Directors") and perform the same functions for the Company as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

         The Operating Agreement provides that a Director shall not be liable to the Company or to any of its Shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Operating Agreement, unless it is determined that such loss is due to an act or omission of the Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Director's office. Directors are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the Director may be or may have been involved as a party or otherwise, or with which the Director may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Company or the past or present performance of services to the Company by the Director, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Director by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such the Director's office. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification under United States federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

         The identity of the directors and officers and brief biographical information about each of them is set forth below. The directors serve an indefinite term. The officers are elected annually by the Board of Directors. The address of each director and officer is Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario MJ5 2T3, Canada.


NAME, YEAR OF BIRTH AND
  POSITION(S) HELD WITH          YEAR FIRST ELECTED OR      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
      THE COMPANY                     APPOINTED                               DIRECTORSHIP(S)
---------------------------  ---------------------------  --------------------------------------------------------
INTERESTED DIRECTOR

Peter A. Braaten - 1945,                 2003              Chairman, Brompton Limited since 2000; prior thereto,
   Director                                                President and Chief Executive Officer, Morrison
                                                           Middlefield Resources Limited and 2M Energy Corp. (public
                                                           oil and gas company).
INDEPENDENT DIRECTORS

____________ - 19__,                     2003
  Director
____________ - 19__,                     2003
  Director

OFFICERS

Raymond R. Pether, 1950                  2003              President, Brompton Limited since 2000; President and
   President and Chief                                     Chief Executive Officer (1998-2001), Western Facilities
   Executive Officer                                       Fund (public oil and gas fund).

Mark A. Caranci, 1969                    2003              Chief Financial Officer, Brompton Limited since 2000;
   Chief Financial Officer                                 Vice President Middlefield Group (1996 - 2000).

Moyra E. MacKay, 1953                    2003              Vice-President and Corporate Secretary, Brompton Limited
   Vice-President and                                      since 2000; Vice President, 2M Energy Corp. (1999 -
   Secretary                                               2000); Vice President, Morrison Middlefield Resources
                                                           Limited (1998 - 1999).


         Non-Resident Directors And Officers. The non-resident directors and officers have not authorized agents in the United States to receive notice.

         Board Standing Committees. The Board of Directors has established the following standing committees:

         Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Directors of the Company. The Audit Committee recommends independent auditors to the Board, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Company's audit and responds to other matters deemed appropriate by the Board. The Audit Committee operates under a written charter approved by the Board. The Audit Committee will meet periodically, as necessary.

         Valuation Committee. The Board has a standing Valuation Committee that is composed of at least one Independent Director and various officers and representatives of the Company's service providers, as appointed by the Board. The Valuation Committee operates under procedures approved by the Board. The principal responsibilities of the Valuation Committee are to determine the fair value of securities for which current market quotations are not readily available. The Valuation Committee's determinations are reviewed by the Board. The Valuation Committee will meet periodically, as necessary.

         Company Shares Owned by Board Members. The following table shows the dollar amount range of each Director's "beneficial ownership" of shares of the Company as of the date of this SAI. Dollar amount ranges disclosed are established by the Securities and Exchange Commission. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934

("1934 Act"). As of the date of this SAI, the directors and officers of the Company did not own any shares of the Company.

                                                     DOLLAR RANGE OF EQUITY
                   NAME OF DIRECTOR                SECURITIES OF THE COMPANY
          --------------------------------      --------------------------------
          INTERESTED DIRECTOR

          Peter A. Braaten                                 $   0

          INDEPENDENT DIRECTORS
                    _______________________                $   0
                    _______________________                $   0


         Director Compensation. The Company does not compensate interested directors or officers. Independent directors are expected to receive $_______ Canadian annually. The table below shows compensation estimated to be paid during the period ended December 31, 2003 by the Company:



                               ESTIMATED             RETIREMENT
                               AGGREGATE              BENEFITS              ESTIMATED                TOTAL
                              COMPENSATION            ACCRUED                ANNUAL            COMPENSATION FROM
                                FROM THE               BY ALL             BENEFITS UPON         THE COMPANY AND
        DIRECTOR                COMPANY                FUNDS               RETIREMENT         ALL BROMPTON FUNDS
------------------------   ----------------       ----------------      ----------------     --------------------

INTERESTED DIRECTOR

Peter A. Braaten                  -0-                   -0-                    -0-                    -0-

INDEPENDENT DIRECTORS
___________________            $_________               -0-                    -0-                    -0-
___________________            $_________               -0-                    -0-                    -0-



         Code of Ethics. The Company and Investment Advisor have each adopted codes of ethics under Rule 17j-1 of the 1940 Act which essentially prohibit certain of their personnel, including the portfolio management team, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Company's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including the Company shareholders, are placed before the interests of personnel in connection with personal investment transactions.

         The codes of ethics of the Company and Investment Advisor can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics of the Company and Investment Advisor are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of the date of this Statement of Additional Information, Brompton Management Limited ("Brompton"), owned all of the shares of the Company. Brompton, organized under the laws of Ontario, Canada is located at Suite 2930,
P. O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario, Canada, M5J 2T3. Brompton is owned by Brompton Limited. It is anticipated that following the public offering that Brompton's ownership of shares will be less than 1%.

         A shareholder who owns beneficially 25% or more of the outstanding securities of the Company is presumed to "control" the Company as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to the supervision of the Board of Directors, the Investment Advisor makes decisions to buy and sell securities for the Company, selects broker-dealers, effects the Company's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

BROKERAGE TRANSACTIONS AND COMMISSIONS

         When the Investment Advisor places trades for the Company, all trades must be placed in a manner designed to seek "best price and execution." In keeping with this requirement, the Investment Advisor considers the following factors, among others, in the selection of brokers:

         o the ability of the broker to execute securities transactions so that the Company's total costs or proceeds in each transaction are the most favorable under the circumstances;

         o the execution and operational capabilities of competing broker-dealers, including their ability to satisfy the Investment Advisor's trading requirements;

         o the quality of investment research services provided by the broker;

         o the broker's reputation for integrity and sound financial condition and practices;

         o        acceptable standards of timely and accurate record keeping;
                  and

         o        fair resolution of disputes.

         Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Investment Advisor may select brokers that provide research services to the Investment Advisor and the Company, as well as other the Investment Advisor funds and other accounts managed by the Investment Advisor. The United States Congress recognized that, in a competitive rate environment, an investment adviser's fiduciary duty does not necessarily require payment of the lowest commission rate. Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that a person exercising discretion with respect to an account must make a good-faith determination that the rate paid is reasonable in relation to the value of the research services provided, viewed either in terms of the particular transaction or in terms of overall responsibility with respect to accounts for which the investment advisor exercises investment discretion. Best price and execution therefore does not require paying the lowest available commission. The broker's ability to execute, efficiency of execution, back office capability, financial responsibility, the value of research provided and overall price of the transaction are all proper considerations in reaching a good-faith determination that commissions are reasonable in relation to the value of brokerage and research provided.

         In order to qualify for the safe harbor of Section 28(e) of the 1934 Act, the products and services provided by the broker must constitute "research"; that is, they must provide lawful and appropriate assistance to the Investment Advisor's investment decision-making process. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Investment Advisor in making informed investment decisions.

The research must be provided by the broker or dealer with whom the brokerage is placed. The research can be produced by the broker "in house" or it can be provided by a third party, but only if the broker (and not the Investment Advisor) has incurred a direct obligation to the third party to pay for that research.

         Consistent with the safe harbor of Section 28(e), research services prepared and furnished by brokers through which the Company effects securities transactions may be used by the Investment Advisor in servicing all of its accounts and not all such services may be used by the Investment Advisor in connection with the Company. Conversely, the Company receives benefits of research acquired through the brokerage transactions of other clients of the Investment Advisor. The Investment Advisor does not obligate itself to generate a specified commission rate to a broker, or to pay in hard dollars to the extent that a specified level of commissions is not reached.

         The Investment Advisor believes that the research services are beneficial in supplementing the Investment Advisor's research and analysis and that they improve the quality of the Investment Advisor's investment advice. The advisory fee paid by the Company is not reduced because the Investment Advisor receives such services. However, to the extent that the Investment Advisor would have purchased research services had they not been provided by broker dealers, the expenses to the Investment Advisor could be considered to have been reduced accordingly.

         In order to manage the risks involved in using a variety of broker-dealer firms to execute trades for its clients, the Investment Advisor has adopted due diligence procedures for the review and approval of broker-dealers. The responsibility for conducting due diligence on broker-dealers and for approving or denying their use by the Investment Advisor rests with the Investment Advisor's Broker Review Committee. The Broker Review Committee establishes appropriate standards for the review and approval of broker-dealers to be used by the Investment Advisor. These due diligence standards include consideration of the broker-dealer's ability to obtain best execution on trades for the Investment Advisor clients. The standards also include consideration of other qualitative and quantitative factors, such as:

         o        sound financial practices;

         o        reputation for integrity;

         o        operational efficiency; and/or

         o        cooperativeness in resolving any differences.

         The Broker Review Committee has established procedures for the periodic review of all new and existing brokerage relationships. The schedule and frequency of reviews reflect the kinds and levels of risks involved in each relationship. The Broker Review Committee is responsible for maintaining all records relating to the reviews of all brokerage firms used by the Investment Advisor.

         Some of the securities in which the Company invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions. Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         The Company does not intend to pay brokerage commissions to brokers affiliated with the Company, the Investment Advisor, Brompton, AMVESCAP, or any affiliates of such entities.

ALLOCATION OF PUBLIC OFFERING TRANSACTIONS

         From time to time, certain of the funds or other accounts managed by the Investment Advisor may become interested in participating in public securities distributions that are available in a "public offering." The Investment Advisor defines such offerings as an Initial Public Offering or a Secondary Public Offering (collectively referred to as "Public Offerings"). Occasions may arise when purchases of such securities by one fund or account may also be considered for purchase by one or more other funds or accounts.

         The Investment Advisor's policies and procedures are designed to provide a fair allocation of investment opportunities for all clients and firm accounts. While these policies and procedures are designed to produce fairness over time, absolute parity may not be possible given the uniqueness of each client and the peculiarity of each Public Offering. "Fairness" means that no account or class of accounts may be favored at the expense of others given the distinct characteristics of the offerings and the individual client's availability to purchase Public Offerings. Furthermore, since the marketplace for Public Offerings is dependent on industry trends, trade allocation procedures must be viewed as an integral part of a program that may encompass several years.

         As a general policy, and to the extent that no client will receive preferential treatment and/or that no client receives a disproportionate allocation relative to the number of shares available for distribution, Public Offerings will be allocated to eligible accounts in a manner similar to the following.

         First, subject to the above, security transactions will be allocated to accounts in accordance with the individual portfolio manager's instructions. The portfolio manager is responsible for communicating the exact allocations to the trading desk. Next, in circumstances where the total amount subscribed for exceeds the available amount of securities allocated by the underwriter, the securities will be allocated to accounts by the portfolio manager in a fair and equitable manner so that over time no particular client is favored. The allocation process may include but is not limited to: (1) pro-rata by asset size of each account; (2) in proportion to order size; and/or (3) alphabetical/numeric order. Whichever allocation method is chosen, it will be followed for future allocation where shares are "scarce." Receipt of approximately 10% or less of the shares requested is deemed to be "scarce" according to industry standards. If possible, securities will be allocated in a manner that avoids odd lots. Finally, allocations are subject to availability of cash and other account restrictions and/or other requirements.

         Although the Investment Advisor will make every attempt to enforce the fair distribution of all Public Offerings, there is no guarantee that the valuation of individual Public Offering returns will be consistently favorable to all clients. The portfolio managers are prohibited from using the "anticipation" of better returns method for allocating shares.

                     U.S. FEDERAL INCOME TAX CONSIDERATIONS

         The following is intended to be a general summary of certain U.S. federal income tax considerations of investing in the Company. It is not intended to be a complete discussion of all such U.S. federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisors before making an investment in the Company.

U.S. FEDERAL INCOME TAX TREATMENT OF THE COMPANY

         The Company will file an election to be taxed as a corporation for U.S. federal income tax purposes and intends to qualify for, and to elect to be treated as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Company must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Company's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Company's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Company and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, in any taxable year with respect to which the Company distributes at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), the Company (but not its shareholders) generally will be relieved of U.S. federal income taxes on its investment company taxable income and net capital gain (i.e., the Company's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years) if any, that it distributes to shareholders. However, the Company will be subject to U.S. federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed investment company taxable income and net capital gain. The Company intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain, if any.

         If in any taxable year the Company fails to qualify as a regulated investment company under the Code, the Company will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Company in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Company's distributions, to the extent derived from its current or accumulated earnings and profits, will generally constitute ordinary dividends, even though a portion of such dividends might otherwise have qualified as a capital gain distribution. Ordinary dividends may be subject to U.S. withholding tax.

         Dividends generally will be treated as distributed when paid. However, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated for U.S. federal income tax purposes as having been distributed by the Company and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Company may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a non-deductible 4% U.S. federal excise tax payable by the Company. To prevent imposition of this tax, the Company must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Company that is subject to U.S. corporate income tax will be considered to have been distributed by year-end. To prevent application of this excise tax, the Company intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Company will be able to retain its net capital gain for investment.

         The Company's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Company (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Company, defer Company losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Company to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Company to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. income and excise taxes. The Company will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Company as a regulated investment company, and minimize the imposition of U.S. income and excise taxes.

         The Company may invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Company elects to include market discount in income currently), the Company must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Company must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Company may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements under the Code.

         The Company may also invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Company. U.S. tax law is not clear about issues such as when the Company may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Company when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

BACKUP WITHHOLDING

         The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable Distributions (including redemption proceeds) payable to a shareholder unless such shareholder provides the Company with his, her or its correct taxpayer identification number (if such shareholder has a U.S. taxpayer identification number) or makes certain required certifications (including the certifications described below in "U.S. Tax Withholding of Non-U.S. Shareholders"). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, if any, provided the appropriate information is furnished to the IRS.

U.S. TAX WITHHOLDING OF NON-U.S. SHAREHOLDERS

         U.S. federal income taxation of a shareholder who, with respect to the U.S., is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether or not the shareholder's income from the Company is "effectively connected" with a U.S. trade or business engaged in by such shareholder.

         Income not Effectively Connected. If the income from the Company is not "effectively connected" with a U.S. trade or business (as such phrase is used in the Code) engaged in by a non-U.S. shareholder, then distributions of investment company taxable income will generally be subject to a U.S. tax at a rate of 30% or such lower rates as may be prescribed by any applicable treaty, which tax is generally withheld from such distributions. The Canada-United States Income Tax Treaty currently provides that dividends paid by the Company to a Canadian resident are generally subject to withholding tax at a rate of 15%. However, in the case of a Canadian resident trust, company, organization, or other arrangement that is generally exempt from tax in Canada and that is operated exclusively to administer or provide pension, retirement, or employee benefits, such as a registered retirement savings plan or a registered retirement income fund, such dividends are exempt from withholding. In general, the reduced treaty rate of withholding tax will apply only if you provide a properly completed IRS Form W-8BEN, under penalties of perjury, or other documentation required by U.S. tax law. Such documents must be provided prior to the payment of the distribution in order to obtain the reduced rate of withholding.

         Except as set forth below, capital gain distributions and any amounts retained by the Company which are designated as undistributed capital gains will not generally be subject to U.S. federal withholding tax (at the rate of 30% or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% (or lower applicable treaty rate) tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period will not generally be applicable because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In such a case, the individual would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% (or lower treaty rate) U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual for U.S. federal income tax purposes, the Company may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless such shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption, such as by completing the appropriate IRS Form W-8.

         Any gain that a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Company or upon a distribution in excess of the Company's earnings and profits, will ordinarily be exempt from U.S. federal withholding tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the non-U.S. shareholder held such shares of the Company and the five year period ending on the date of the disposition of those shares, the Company was a "U.S. real property holding corporation" (as such phrase is defined in the Code) and the non-U.S.

shareholder holds shares that are not "regularly traded" (as such term is used in the Code) or actually or constructively held more than 5% of the shares of the same class that is "regularly traded", in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Company, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities. The Company intends to invest in a manner so that it will not be classified as a U.S. real property holding corporation.

         Income Effectively Connected. If the income from the Company is "effectively connected", as such term is used in the Code, with a U.S. trade or business engaged in by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain distributions, any amounts retained by the Company which are designated as undistributed capital gains and any gains from the sale or exchange of shares of the Company will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such shareholders should provide the Company with a properly executed IRS Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade of Business in the United States) or other appropriate documentation under U.S. income tax law. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         Investors are advised to consult with their own tax advisers with respect to the application to their own circumstances of the above-described general U.S. federal income taxation rules and with respect to other U.S. federal, state, local, foreign or treaty tax consequences to them of an investment in the Company.

U.S. ESTATE TAX

         Shares held by non-U.S. shareholder individuals at the time of death will be included in the Holder's gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise. There is currently no such treaty between the United States and Canada.

                        SUMMARY OF INITIAL LLC AGREEMENT

         The Company is a Delaware limited liability company formed on September 4, 2003 pursuant to a Limited Liability Company Agreement (the "Initial LLC Agreement") and the filing of a certificate of formation with the Secretary of State of the State of Delaware. The Initial LLC Agreement will be amended and restated in its entirety prior to the issuance of Shares. The following is a summary description of certain provisions of the Initial LLC Agreement. The description of such provisions is not definitive and is qualified in its entirety by reference to the Initial LLC Agreement.

         Shareholders. Shareholders are considered "members" in the Company for all purposes of the Delaware Limited Liability Company Act (the "Act"). The initial Shareholder of the Company is Brompton Management Limited.

         Liability of Shareholders. A Shareholder will not be liable for the debts, obligations or liabilities of the Company, whether arising in contract, tort or otherwise, solely by reason of being a Shareholder, except that a Shareholder may be obligated to repay, in accordance with the Act, any funds wrongfully distributed to it by the Company.

         Management. The Board of Directors has the sole right to manage the business of the Company and no Shareholder, by reason of its status as such, shall have any authority to act for or bind the Company or otherwise take part in the management of the Company. Directors are considered "managers" of the Company for all purposes of the Act.

         Liability of Directors & Officers; Indemnification. To the fullest extent permitted by law, no Director or officer of the Company shall have any liability to the Company or its Shareholders by reason of his status as a Director or officer or his acts or omissions in connection with the conduct of the business of the Company, and the Company will indemnify and hold harmless each of its Directors and officers against all losses, claims, damages, expenses, and liabilities that such persons may become subject to by reason of his acting as a Director or officer of the Company, except in the case of any act or omission of a Director or officer that involves actual fraud or willful misconduct and any transaction from which a Director or officer derived an improper personal benefit.

         Assignment of Interest; Additional Shareholders. The initial Shareholder may not resign or assign its interest in the Company, and no additional Shareholders may be admitted to the Company, without the consent of the Board of Directors.

         Amendment of the LLC Agreement. The LLC Agreement may be amended only upon the written consent of the Board of Directors.

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1. FINANCIAL STATEMENTS*:

                  Statement of Assets and Liabilities, ___________, 2003
         (audited)

                  Statement of Operations from ___________, 2003 (date of organization) through ___________, 2003 (audited)


---------------
*To be filed by amendment.

         2. EXHIBITS:

                  a.1.     Limited Liability Company Agreement.
                  a.2.     Limited Liability Company Certificate of Formation.
                  b.       By-laws of Registrant.  See Exhibit a.1.
                  c.       Not Applicable.
                  d.       Form of Global Certificate.*
                  e.       Distribution Reinvestment Plan.*
                  f.       Not Applicable.
                  g.       Investment Advisory Agreement.*
                  h.       Not Required.
                  i        Not Applicable.
                  j.       Custodian Agreement.*
                  k.1.     Management Agreement.*
                  k.2.     Distribution Reinvestment Plan Agency Agreement.*
                  l.       Not Required.
                  m.       Not Applicable.
                  n.       Not Required.
                  o.       Not Required.
                  p.       Subscription Agreement.*
                  q.       Not Applicable.
                  r.1      Code of Ethics of Registrant.*
                  r.2      Code of Ethics of INVESCO Institutional, N.A.*
---------------
*To be filed by amendment.

ITEM 25:  MARKETING ARRANGEMENTS

         An affiliate of the manager intends to purchase 20,000 Shares for $200,000 CDN for the purpose of organizing the Company (and the Manager or one of its affiliates will subscribe for a minimum of 80,000 additional Shares at a cost of $800,000 CDN). It is anticipated that the Company will be obligated to obtain RBC Dominion Securities Inc.'s consent if it wishes to sell or transfer these shares within 90 days of Closing.

ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        Securities and Exchange Commission fees......  $
        Printing and engraving expenses..............
        Legal fees...................................
        Miscellaneous expenses.......................
        Total........................................  $
                                                        =======

ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not Applicable.

ITEM 28:  NUMBER OF HOLDERS OF SECURITIES

         At September __, 2003.

                                            NUMBER OF RECORD
                    TITLE OF CLASS               HOLDERS
            ------------------------------  ----------------
            COMMON SHARES                           1

ITEM 29:  INDEMNIFICATION

         Section 17 of the Registrant's Limited Liability Company Agreement provides as follows:

                  (a) To the fullest extent permitted by law, no Director or officer of the Company shall have any personal liability whatsoever to the Company or any Shareholder on account of such Director's or officer's status as a Director or officer or by reason of such Director's or officer's acts or omissions in connection with the conduct of the business of the Company; provided, however, that nothing contained herein shall protect any Director or officer against any liability to the Company or the Shareholders to which such Director or officer would otherwise be subject by reason of (i) any act or omission of such Director or officer that involves actual fraud or willful misconduct or (ii) any transaction from which such Director or officer derived improper personal benefit.

                  (b) To the fullest extent permitted by law, the Company shall indemnify and hold harmless each Director and officer and the affiliates of any Director or officer (each an "Indemnified Person") against any and all losses, claims, damages, expenses and liabilities (including, but not limited to, any investigation, legal and other reasonable expenses incurred in connection with, and any amounts paid in settlement of, any action, suit, proceeding or claim) of any kind or nature whatsoever that such Indemnified Person may at any time become subject to or liable for by reason of the formation, operation or termination of the Company, or the Indemnified Person's acting as a Director or officer under this Agreement, or the authorized actions of such Indemnified Person in connection with the conduct of the affairs of the Company (including, without limitation, indemnification against negligence, gross negligence or breach of duty); provided, however, that no Indemnified Person shall be entitled to indemnification if and to the extent that the liability otherwise to be indemnified for results from (i) any act or omission of such Indemnified Person that involves actual fraud or willful misconduct or
         (ii) any transaction from which such Indemnified Person derived improper personal benefit. The indemnities hereunder shall survive termination of the Company. Each Indemnified Person shall have a claim against the property and assets of the Company for payment of any indemnity amounts from time to time due hereunder, which amounts shall be paid or properly reserved for prior to the making of distributions by the Company to Shareholders. Costs and expenses that are subject to indemnification hereunder shall, at the request of any Indemnified Person, be advanced by the Company to or on behalf of such Indemnified Person prior to final resolution of a matter, so long as such Indemnified Person shall have provided the Company with a written undertaking to reimburse the Company for all amounts so advanced if it is ultimately determined that the Indemnified Person is not entitled to indemnification hereunder.

                  (c) The contract rights to indemnification and to the advancement of expenses conferred in this Section 17 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, agreement, vote of the Directors or otherwise.

                  (d) The Company may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Company or another limited liability company, corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware Act.

                  (e) The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of this Section 17 with respect to the indemnification and advancement of expenses of Directors and officers of the Company.

                  (f) Notwithstanding the foregoing provisions of this Section 17, the Company shall indemnify an Indemnified Person in connection with a proceeding (or part thereof) initiated by such Indemnified Person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company; provided, however, that an Indemnified Person shall be entitled to reimbursement of his or her reasonable counsel fees with respect to a proceeding (or part thereof) initiated by such Indemnified Person to enforce his or her right to indemnity or advancement of expenses under the provisions of this
         Section 17 to the extent the Indemnified Person is successful on the merits in such proceeding (or part thereof).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The only employment of a substantial nature of the Investment Adviser's directors and officers is with INVESCO and its affiliated companies. The business and other connections of the Investment Adviser are more fully discussed in Part A.

                                                                      OTHER BUSINESS PROFESSION, VOCATION
                     NAME AND POSITION                                OR EMPLOYMENT DURING PAST TWO YEARS
----------------------------------------------------------   -------------------------------------------------------
David Hartley, Director & Chief Financial Officer            Director & Chief Financial Officer, INVESCO
                                                             Institutional (N.A.), Inc.

John Rogers, Director, Chief Executive Officer & President   Director, Chief Executive Officer & President, INVESCO
                                                             Institutional (N.A.), Inc.

David Ridley, Vice President                                 Vice President, INVESCO Institutional (N.A.), Inc.;
                                                             President and Chief Executive Officer, INVESCO Real
                                                             Estate.

Joe V. Rodriguez, Jr., Vice President                        Vice President, INVESCO Institutional (N.A.), Inc.;
                                                             Executive Vice President, INVESCO Real Estate.

ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS

         Brompton Capital Advisors Inc., Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario, Canada M5J 2T3, maintains the Limited Liability Company Operating Agreement, minutes of directors and shareholder meetings and contracts of the Registrant.

         INVESCO Real Estate, a division of Invesco Institutional (N.A.), Inc., Three Gallery Tower, Suite 500, 13155 Noel Road, Dallas, Texas 75420, maintains certain investment advisory records.

ITEM 32:  MANAGEMENT SERVICES

         None.

ITEM 33:  UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, and Province of Ontario, Canada, on the 11th day of September, 2003.
                                        ----

                                             USA REIT Fund, LLC


                                             /s/ Peter A. Braaten
                                             ----------------------------------
                                             Peter A. Braaten, Initial Director


Pursuant to the requirements of the Investment Company Act of 1940, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Peter A. Braaten                Initial Director          September 11, 2003
--------------------------                                              --
Peter A. Braaten

                                INDEX TO EXHIBITS

        a.1. Limited Liability Company Operating Agreement, including Exhibit A, By-laws

        a.2.    Limited Liability Company Certificate of Formation.